EXHIBIT 10.11

                               CONCOURSE LAKESIDE

                                LEASE AGREEMENT

                                 BY AND BETWEEN

                     CONCOURSE LAKESIDE I, LLC, AS LANDLORD

                                      AND

                     MIDWAY AIRLINES CORPORATION, AS TENANT

                               June ______, 1998

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                                LEASE AGREEMENT

                               TABLE OF CONTENTS

ARTICLE I.  Basic Lease Provisions

ARTICLE II.

      Section 2.1 Premises
      Section 2.2 Term
      Section 2.3 Use

ARTICLE III.

      Section 3.1 Rental Payments
      Section 3.2 Additional Rent
      Section 3.3 Security Deposit and Prepaid Rent

ARTICLE IV.

      Section 4.1 Services
      Section 4.2 Keys and Locks
      Section 4.3 Graphics and Building Directory

ARTICLE V.

      Section 5.1 Occupancy of Premises
      Section 5.2 Entry for Repairs and Inspection
      Section 5.3 Hazardous Materials

ARTICLE VI.

      Section 6.1 Leasehold Improvements
      Section 6.2 Repairs by Landlord
      Section 6.3 Repairs by Tenant
      Section 6.4 Liens
      Section 6.5 Indemnification

ARTICLE VII.

      Section 7.1 Condemnation
      Section 7.2 Force Majeure
      Section 7.3 Fire or Other Casualty
      Section 7.4 Insurance
      Section 7.5 Waiver of Subrogation Rights

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ARTICLE VIII.

      Section 8.1 Default by Tenant
      Section 8.2 Landlord's Remedies
      Section 8.3 Limitation on Duty to Relet or Mitigate
      Section 8.4 Reentry
      Section 8.5 Rights of Landlord in Bankruptcy
      Section 8.6 Waiver of Certain Rights
      Section 8.7 NonWaiver
      Section 8.8 Holding Over
      Section 8.9 Abandonment of Personal Property

ARTICLE IX.

      Section 9.1 Transfers
      Section 9.2 Assignment by Landlord
      Section 9.3 Limitation of Landlord's Liability

ARTICLE X.

      Section 10.1 Subordination
      Section 10.2 Estoppel Certificate or Three-Party Agreement
      Section 10.3 Notices

ARTICLE XI.

      Section 11.1  Intentionally Omitted
      Section 11.2  Rights and Remedies Cumulative
      Section 11.3  Legal Interpretation
      Section 11.4  Tenant's Authority
      Section 11.5  Brokers
      Section 11.6  Consents by Landlord
      Section 11.7  Joint and Several Liability
      Section 11.8  Independent Covenants
      Section 11.9  Attorneys' Fees and Other Expenses
      Section 11.10 Recording
      Section 11.11 Disclaimer; Waiver of Jury Trial
      Section 11.12 No Access to Roof
      Section 11.13 Parking
      Section 11.14 No Accord or Satisfaction
      Section 11.15 Acceptance
      Section 11.16 Waiver of Counterclaim
      Section 11.17 Time Is of the Essence
      Section 11.18 Counterparts
      Section 11.19 Covenant of Quite Enjoyment
      Section 11.20 Regulatory Disclosure

EXHIBITS

Exhibit A - Land
Exhibit B - Floor Plan(s) of Premises
Exhibit C - Special Stipulations
Exhibit D - Commencement Date Agreement

Exhibit E - Work Letter Agreement
Exhibit F - Building Rules and Regulations
Exhibit G - Form of Subordination Non-Disturbance and Attornment Agreement Exhibit H - Form of Memorandum of Lease
Exhibit I - Location of Generator
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                                LEASE AGREEMENT

THIS LEASE AGREEMENT (this "Lease") is made and entered into as of the _________day of June, 1998, by and between CONCOURSE LAKESIDE I, LLC, a Delaware limited liability company, ("Landlord"), whose address is c/o Brookdale Investors Two, L.P., 3343 Peachtree Road, N.E., Suite 510, Atlanta, Georgia 30326 and MIDWAY AIRLINES CORPORATION, a Delaware corporation ("Tenant"), whose address is 300 W. Morgan Street, 12th Floor, Durham, N.C. 27701. Subject to all of the terms, provisions, covenants and conditions of this Lease, and in consideration of the mutual covenants, obligations and agreements contained in this Lease, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

ARTICLE I.

BASIC LEASE PROVISIONS

Landlord, for and in consideration of the rents and all other charges and payments hereunder and of the covenants, agreements, terms, provisions and conditions to be kept and performed hereunder by Tenant, demises and leases to Tenant, and Tenant hereby hires and takes from Landlord, the premises described below, subject to all matters hereinafter set forth and upon and subject to the covenants, agreements, terms, provisions and conditions of this Lease for the term hereinafter stated. For purposes of this Lease, the following terms shall have the meanings ascribed to them below:

Building shall mean the approximately 76,878 square foot structure situated upon the Land (hereinafter defined) commonly known as Concourse Lakeside located at 2801 Slater Road, County of Wake, Morrisville, North Carolina 27560, as the same currently exists or as it may from time to time hereafter be expanded or modified.

Commencement Date shall mean the earlier of (i) December 1, 1998 and (ii) the date that the Premises are substantially complete in accordance with Exhibit E and Tenant takes occupancy and beneficially uses the Premises, subject, however, to the terms of Section 2.2 below. The Commencement Date with respect to the Early Occupancy Premises shall be as set forth in Exhibit C.

Expense Stop shall mean [REDACTED] per rentable square feet, which shall exclude electricity for the Premises pursuant to Special Stipulation No. 2.

Land shall mean that certain tract of land situated in Wake County, North Carolina and more particularly described on Exhibit A attached hereto and hereby made a part hereof.

Lease Year shall mean each consecutive twelve (12) month period during the Term commencing with the Commencement Date.
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Prepaid Rent shall mean the amount of [REDACTED] for the first month of the
Term. Prepaid Rent shall be paid by Tenant to Landlord upon execution of this Lease.

Project shall mean the Building, together with the Land, the parking garage or parking area serving the Building, if any, all other improvements situated on the Land or directly benefiting the Building, and all additional facilities or improvements directly benefiting the Building that may be constructed in subsequent years. Landlord and Tenant acknowledge and agree that the Project shall not, however, include Phase II (as that term is hereinafter defined).

Term shall mean 120 months.

ARTICLE II.

Section 2.1 Premises. The Premises demised by this Lease are deemed to be 39,731 square feet on the second (2nd) floor of the Building, together with the nonexclusive use of the common areas of the Project made available by Landlord from time to time to all tenants of the Project (collectively, the "Premises"). The Premises are outlined on Exhibit B attached hereto and hereby made a part hereof. "Square feet" or "square foot" as used in this Lease includes the area contained within the space occupied by Tenant together with a common area percentage factor of Tenant's space proportionate to the total Building area, as calculated using the Building Owners and Managers Association International standard method for measuring useable floor area of office space in office buildings, multiplied by a factor of 1.15. Tenant has beneficial use of some areas within the Premises that would otherwise be designated common areas. Unless otherwise specifically designated, all references to square footage or square feet in this Lease are to rentable square footage or square feet.

Section 2.2 Term. The Term of this Lease shall begin on the Commencement Date and shall continue in full force and effect for the Term of this Lease unless extended or sooner terminated in accordance with the provisions of this Lease. After the occurrence of the Commencement Date, Tenant and Landlord shall execute a certificate in the form attached as Exhibit D stipulating and agreeing to the Commencement Date. If the Commencement Date should be changed for any reason, including a change pursuant to the terms of Exhibit E hereto, Landlord shall not be liable or responsible for any claims, damages or liabilities in connection therewith or by reason thereof. If Landlord is unable to deliver possession of the Premises to Tenant as of the Commencement Date for any reason other than pursuant to the terms of Exhibit E hereto, then the term Commencement Date shall mean such subsequent date upon which Landlord is able to deliver possession of the Premises to Tenant, and such failure to deliver possession of the Premises on the earlier date shall not constitute a default by Landlord hereunder or render Landlord liable for any loss or damage that may be incurred as a result of such failure. [REDACTED]

Section 2.3 Use. The Premises are to be used only for general office purposes and for no other business or purpose without the prior written consent of Landlord. No act shall be done in

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or about the Premises that is unlawful or that will increase the existing rate of insurance on the Building. In the event of a breach of this covenant, Tenant shall immediately cease the performance of such unlawful act or such act that is increasing or has increased the existing rate of insurance and shall pay to Landlord any and all increases in insurance premiums resulting from such breach. Tenant shall not commit or allow to be committed any waste upon the Premises, or any public or private nuisance or other act or thing which disturbs the quiet enjoyment of any other tenant in the Building. If any of Tenant's office machines or equipment disturb any other tenant in the Building, then Tenant shall provide adequate insulation, or take such other action as may be reasonably necessary to eliminate the noise or disturbance at its sole cost and expense. Tenant shall not, without Landlord's prior consent, install in or about the Premises any equipment, machine, device, tank or vessel which is subject to any federal, state or local permitting requirement. Tenant, at its expense, shall comply with all laws, statutes, ordinances and governmental rules, regulations or requirements governing the installation, operation and removal of any such equipment, machine, device, tank or vessel. Tenant, at its expense, shall comply with all laws, statutes, ordinances, governmental rules, regulations or requirements, and the provisions of any recorded documents now existing relating to its use, operation or occupancy of the Premises and shall observe such reasonable rules and regulations generally applicable to all tenants of the Building as may be adopted and made available to Tenant by Landlord from time to time for the safety, care and cleanliness of the Premises or the Building and for the preservation of good order therein. The current rules and regulations for the Building are attached hereto as Exhibit F. If it is determined that the interior, nonstructural portions of the Premises are in unlawful noncompliance with the American with Disabilities Act of 1990, as the same may be amended or modified from time to time (the "ADA") to at least the minimum extent required under regulations then in effect and such noncompliance did not exist on or prior to the Commencement Date, Tenant, as its sole obligation, shall cause the interior, nonstructural portions of the Premises to no longer be in such unlawful noncompliance. With regard to interior nonstructural portions of the Premises which were in unlawful noncompliance with the ADA to at least the minimum extent required under regulations in effect on or prior to the Commencement Date, Landlord shall cause such areas to no longer be in such noncompliance. With regard to the Building, common areas and the remainder of the Premises, if the Building, common areas and/or the remainder of the Premises are in unlawful noncompliance with the applicable requirements of the ADA, then Landlord shall cause such areas to no longer be in such unlawful noncompliance. The allocation of responsibility for ADA compliance between Landlord and Tenant and the respective obligations of each shall supersede any other provisions of this Lease that may contradict or otherwise differ from the requirements of this paragraph.

      Further, Tenant hereby agrees that Tenant's use and occupancy of the Premises shall not exceed on a normal or reoccurring basis one (1) person per 166 rental square feet of space in the Premises at any time during the term of this Lease.

ARTICLE III.

Section 3.1 Rental Payments.

Base Rent. Commencing on the Commencement Date and continuing thereafter throughout the Term, Tenant shall pay Base Rent of [REDACTED] per annum, which is due and payable each Lease Year during the Term hereof in twelve (12) equal installments on the first (1st ) day of each calendar month during the Term, and Tenant shall make such installments to Landlord at Landlord's address specified in this Lease (or such other address as may be designated by Landlord from time to time) monthly in advance.

      Base Rent shall be increased throughout the Term as follows:

Lease Year        Base Rent prsf      Base Rent Annually       Base Rent Monthly
----------        --------------      ------------------       -----------------
      1           [REDACTED]
      2
      3
      4
      5
      6
      7
      8
      9
      10

The foregoing Base Rent includes the Expense Stop. So long as Tenant is not then in default under this Lease, in the event Tenant has paid Landlord any Prepaid Rent such Prepaid Rent shall be applied to the first (1st ) monthly installment of Base Rent due hereunder.

(b) Partial Month. If the Commencement Date is other than the first (1st ) day of a calendar month or if this Lease expires or terminates on a day other than the last day of a calendar month, then the installments of Base Rent for such month or months shall be prorated based upon multiplying the applicable Base Rent by a fraction, the numerator of which shall be the number of days of the Term occurring during said commencement or termination month, as the case may be, and the denominator of which shall be the number of days in such month.

(c) Payment; Late Charge; Past Due Rate. The Base Rent, the Additional Rent (hereinafter defined), any Prepaid Rent and any and all other payments which Tenant is obligated to make to Landlord under this Lease shall constitute and are sometimes hereinafter collectively referred to as "Rent". Tenant shall pay all Rent and other sums of money as shall become due from and payable by Tenant to Landlord in lawful money of the United States of America at the times and in the manner provided in this Lease, without demand, deduction, abatement, setoff, counterclaim or prior notice, except as may be required by law. Tenant hereby acknowledges that late payment to Landlord of Rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. If any Rent or other sum due from Tenant is not received on or before its due date, then Tenant shall pay to Landlord immediately upon Landlord's demand therefor a late charge in an amount equal to three percent (3%) of such overdue amount, plus any attorneys' fees and costs incurred by Landlord by reason of Tenant's failure to pay Rent and other charges when due hereunder. Notwithstanding the foregoing, Tenant shall have one five (5) day grace period per calendar year before such late charge is incurred by Tenant. Additionally, all Rent under this Lease, following a default by Tenant hereunder with respect to the payment of such Rent, shall bear interest from the date due until paid at the lesser of eighteen percent (18%) or the maximum nonusurious rate of interest then permitted by the applicable laws of the state in which the Building is located or the United States of America, whichever shall permit the higher nonusurious rate, such interest being in addition to and cumulative of any other rights and remedies which Landlord may have with regard to the failure of Tenant to make any such payments under this Lease.

      Section 3.2 Additional Rent.

(a) Definitions:

            (i) "Base Operating Expenses" means [REDACTED] square feet or [REDACTED] per annum which are calculated by multiplying the Expense Stop by the rentable area of the Premises. In the event that this Lease is modified to increase or decrease the amount of rentable square feet in the Premises demised hereby, the total amount of Base Operating Expenses shall be adjusted, as appropriate, to reflect the new square footage of the Premises based upon the Expense Stop, unless the amendment or other written agreement modifying this Lease specifies otherwise.

            (ii) "Operating Expenses" means all expenses, costs and disbursements of every kind and nature relating to or incurred or paid in connection with the management and operation of the Project, computed on an accrual basis in accordance with generally accepted accounting principles consistently applied, including but not limited to the following:

(A) wages and salaries of all persons engaged in the operation, maintenance, security or access control of the Project, including all taxes, insurance and benefits relating thereto (if such persons are not full time with respect to the Building, such costs and expenses shall be equitably prorated between all buildings served by such persons);

(B) the cost of all supplies, tools, equipment and materials used in the operation and maintenance of the Project, including reasonable and customary rental fees for the same, if such items are not purchased and amortized pursuant to this Section 3.2 below;

(C) the cost of all utilities for the Project, including but not limited to the cost of water and power, heating, lighting, air conditioning and ventilating (excluding the costs of electricity to the Premises which is separately metered and paid directly by Tenant and those costs billed to specific tenants) of the Building and Project;

(D) the cost of all maintenance and service agreements for the Project and the equipment therein entered into on an arms-length basis by Landlord, including but not limited to alarm service, security service, access control, landscaping, window cleaning, pest control, elevator maintenance and janitorial service;

(E) the cost of repairs and general maintenance, excluding (y) repairs and general maintenance paid by proceeds of insurance, by Tenant or by other third parties, and (z) alterations attributable solely to tenants of the Building and repairs or maintenance required to bring the Project into compliance with any law, regulation or the like proposed or enacted prior to the Commencement Date;

(F) amortization (together with reasonable financing charges) of the cost of capital investment items which are installed for the purpose of reducing Operating Expenses, or complying with governmental requirements first proposed after the Commencement Date and applicable to the Project over its useful life;

(G) the cost of all insurance relating to the Project, including, but not limited to, the cost of property insurance, casualty, rental loss and liability insurance applicable to the Project and Landlord's personal property used in connection therewith and the cost of deductibles paid on claims made by Landlord (not to exceed $25,000 per claim);

(H) Landlord's and/or Landlord's managing agent's accounting and audit costs and attorneys' fees applicable to the operation of the Project;

(I) all property management fees for the Project (not to exceed four percent (4%) of the gross rents of the Building); and

(J) All taxes, assessments and governmental charges, whether paid or incurred by Landlord, whether federal, state, county or municipal and whether they are imposed by taxing districts or authorities currently taxing the Project or by others subsequently created or otherwise, and any other taxes and assessments, assessed against or attributable to the Project or its operation, excluding, however, federal and state taxes on income, death taxes, franchise taxes and any taxes imposed or measured on or by the income of Landlord from the operation of the Project or imposed in connection with any change of ownership of the Project together with the reasonable cost (including attorneys, consultants and appraisers) of any negotiation, contest or appeal pursued by Landlord in an effort to reduce any such tax, assessment or charge ("Real Estate Taxes"); provided, however, that if at any time during the Term the present method of taxation or assessment shall be so changed that the whole or any part of the taxes, assessments, levies, impositions or charges now levied, assessed or imposed on real estate and the improvements thereof shall be changed and as a substitute therefor, or in lieu of or in addition thereto, taxes, assessments, levies, impositions or charges shall be levied, assessed or imposed wholly or partially as a capital levy or otherwise on the rents received from the Project or the rents reserved herein or any part thereof, then such substitute or additional taxes, assessments, levies, impositions or charges, to the extent so levied, assessed or imposed, shall be deemed to be included within the Real Estate Taxes to the extent that such substitute or additional tax would be payable if the Project were the only property of the Landlord subject to such tax.

(iii) Notwithstanding anything to the contrary, Operating Expenses shall not include the following:

a. Repairs or other work occasioned by fire, windstorm or other casualty of an insurable nature or by the exercise of eminent domain for which Landlord receives compensation or for which Landlord should have received compensation if Landlord had carried reasonable and customary insurance with respect to the Building and Project;

b. Leasing commissions, attorneys' fees, marketing supplies, brochures, costs and disbursements and other expenses incurred in connection with negotiations or disputes with tenants, other occupants, prospective tenants or occupants;

c. Renovating or otherwise improving or decorating, painting or redecorating space for tenants or other occupants of the Building;

d. Landlord's costs of electricity and other services that are sold to tenants and for which Landlord is entitled to be reimbursed by tenants as an additional charge or rental over and above the basic rent payable under the lease with such tenant;

e. Costs incurred by Landlord for alterations or improvements which are considered capital improvements or replacements under generally accepted accounting principles, except where such capital improvement or replacement results in a net reduction in Landlord's Operating Expenses after the cost of the improvement or replacement is amortized and charged to Tenant over the useful life of the improvement or replacement or except as otherwise expressly set forth herein including, without limitation, in subparagraph (ii)(F) above;

f. Depreciation and amortization except as provided above;

g. Costs associated with special services rendered to tenants (including Tenant) for which a special charge is made;

h. Costs incurred due to violation by Landlord or any tenant of the terms and conditions of any lease;

i. Interest on debt or amortization payments on any mortgage or mortgages, and rental under any ground or underlying lease or leases.

j. Any costs, fines or penalties incurred due to violations by Landlord of any governmental rule or authority;

k. Wages, salaries, or other compensation paid to any executive employees above the grade of building superintendent who perform services for the Building shall be equitably apportioned among the buildings for which services are rendered;

l. Costs incurred in the removal of asbestos or other substances considered to be detrimental to the health or the environment of occupants of the Building;

m. Costs associated with compliance of general building codes, which codes were enacted prior to Tenant's occupancy, whether such work is performed before or after the Commencement Date of this Lease;

Costs which are reimbursed to Landlord by insurance or any other third party;

o. Overhead and profit increment paid to subsidiaries or other affiliates of Landlord for services on or to the Project, Building and/or Premises to the extent only that the costs of such services exceed the market value of such services rendered by persons or entities of similar skill, competence and experience;

p. Advertising and promotional expenditures;

q. Costs incurred in connection with the sale, financing, refinancing, mortgaging or sale of the Building or Project, including brokerage commissions, attorneys' and accountants' fees, closing costs, title insurance premiums, transfer taxes and interest charges;

r. Costs, fines, interest, penalties, legal fees or costs of litigation incurred due to the late payments of taxes, utility bills and other costs incurred by Landlord's failure to make such payments when due unless such failure is due to Landlord's good faith and reasonable efforts in contesting the amount of such payments;

s. The cost of operating any for-profit commercial concession which is operated by Landlord in the Building including without limitation, any compensation paid to clerks, attendants or other persons operating such for-profit commercial concessions on behalf of Landlord;

t. Expenses incurred by Landlord in order to correct any existing (as of the Commencement Date) violations of any law, ordinances, requirements, orders, directives, rules and regulations of federal, state, county and city governments and of all other governmental authorities having or claiming jurisdiction over the Building, including without limitation the ADA, the Federal Occupational Safety and Health Act of 1970 (as amended) and any of said laws, rules and regulations relating to environmental, health or safety matters;

u. Title insurance, key man and other life insurance, long-term disability insurance and health accident and sickness insurance, except only for group plans providing reasonable benefits to persons of the grade of building manager or general manager and below employed and engaged in operating and managing the Building;

v. All costs associated with the operation of the business of the ownership or entity which constitutes "Landlord" (as distinguished from the costs of Building operations) including, but not limited to, Landlord's or Landlord's managing agent's general corporate overhead and general administrative expenses;

w. Costs incurred by Landlord in connection with the correction of defects in design and original construction of the Building or Project;

x. Any fines, costs, penalties or interest resulting from the negligence or willful misconduct of the Landlord or its agents, contractors, or employees;

Any costs, fees, dues, contributions or similar expenses for political or charitable organizations;

z. Costs incurred (less costs of recovery) for any items to the extent covered by a manufacturer's, materialman's, vendor's or contractor's warranty which are paid by such manufacturer, materialman, vendor or contractor;

      aa. Reserves not spent by Landlord by the end of the calendar year for which Operating Costs are paid;

      bb. Any above market rental, either actual or not, for the Landlord's or Landlord's managing agent's leasing office; and

      cc. Costs incurred by Landlord for the initial acquisition and installation of fixtures, furniture, artwork, interior or exterior landscaping and/or any other design feature which is of an aesthetic nature, whether or not the same are considered capital improvements under generally accepted accounting principles.

(iv) "Adjustment Period" means each calendar year occurring during the Term beginning with calendar year 1998, which shall be the first Adjustment Period.

(v) "Tenant's Pro Rata Share" means the percentage calculated by dividing the rentable area of the Premises (numerator) by the rentable area of the Building (denominator), and expressing the fraction as a percentage.

(b) Gross-Up Adjustment. If the Building is less than 95% occupied during any Adjustment Period, then Operating Expenses for such Adjustment Period shall be "grossed up" by Landlord to that amount of Operating Expenses that, using reasonable projections, would normally be expected to be incurred during the Adjustment Period if the Building was ninety-five percent (95%) occupied during the Adjustment Period, as determined under generally accepted accounting principles consistently applied.

(c) Payment by Tenant. If Tenant's Pro Rata share of the Operating Expenses for any Adjustment Period exceed the Base Operating Expenses (any such excess being known collectively as the "Expense Increase"), then Tenant agrees to pay Landlord as additional rent (the "Additional Rent") such Expense Increase.

Manner of Payment.
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            (i) Landlord may give Tenant notice of Landlord's estimate of amounts payable under this Section 3.2 for each Adjustment Period based upon generally accepted accounting principles consistently applied. By the first day of each month during the Adjustment Period, Tenant shall pay Landlord one-twelfth (1/12th) of the estimated amount. If for any reason the estimate is not given before the Adjustment Period begins, Tenant shall continue to pay on the basis of the previous year's estimate, if any, until the month after the new estimate is given.

            (ii) Within one hundred twenty (120) days after each Adjustment Period ends, or as soon thereafter as reasonably practical, Landlord shall give Tenant a statement (the "Statement") showing the: (A) actual Operating Expenses for the Adjustment Period; (B) Base Operating Expenses; (C) the Expense Increase for the Adjustment Period; (D) the amount of Tenant's Pro Rata Share of the Expense Increase; (E) the amount, if any, paid by Tenant during the Adjustment Period towards the Expense Increase; and (F) the amount Tenant owes towards the Expense Increase or the amount Landlord owes as a refund. Delay by Landlord in providing to Tenant any Statement shall not relieve Tenant from the obligation to pay any Expense Increase upon the rendering of such Statements.

            (iii) If the Statement shows that the actual amount Tenant owes for the Adjustment Period is less than any estimated Expense Increase paid by Tenant during the Adjustment Period, Landlord shall return the difference (the "Overpayment"). If the Statement shows that the actual amount Tenant owes is more than any estimated Expense Increase paid by Tenant during the Adjustment Period, Tenant shall pay the difference (the "Underpayment"). The Overpayment or Underpayment shall be paid within thirty (30) days after the Statement is delivered to Tenant.

            (iv) During any Adjustment Period in which this Lease is not in effect for a complete calendar year, unless it was ended due to Tenant's default, Tenant's obligation for Additional Rent for those Adjustment Periods shall be prorated by multiplying the Additional Rent for the Adjustment Period by a fraction expressed as a percentage, the numerator of which is the number of days of the Adjustment Period included in the Term and the denominator of which is 365.

(e) Audit. Landlord shall use commercially reasonable efforts to deliver to Tenant Landlord's estimate of Operating Expenses for the next subsequent Adjustment Period showing in reasonable detail (in line item format consistent with Landlord's form of Statement) such estimated Operating Expenses. Further, upon written request by Tenant to Landlord and no more often than bi-annually, during the term of this Lease, Landlord shall provide to Tenant a Statement of Operating Expenses paid, accrued or incurred during the most recently ended calendar quarter and for which Landlord has accounted for all such Operating Expenses. Further, in the event that within one hundred eighty (180) days after Tenants receipt of the Statement for the prior calendar year, Tenant reasonably believes that certain of the Operating Expenses charged by Landlord include costs that are not properly included within the term "Operating Expenses" or that Landlord has erred in calculating same, Tenant shall have the following audit right. Tenant shall exercise such audit right by providing Landlord with a written notice of

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Tenant's exercise of such audit right within such 180 day period and a statement enumerating reasonably detailed reasons for Tenant's objections to the Statement issued by Landlord (the "Audit Notice"). Upon the receipt by Landlord of an Audit Notice, Landlord shall instruct its property manager at the Building to meet with a designated employee of Tenant and/or representative (the "Tenant Representative") to discuss the objections set forth in the Audit Notice. Landlord shall provide the Tenant Representative with reasonable access to Landlord's books and records at the Building relating to Operating Expenses for the calendar year in question in order to attempt to resolve the issues raised by Tenant in the Audit Notice. If, within sixty (60) days after Landlord's receipt of the Audit Notice, Landlord and Tenant are unable to resolve Tenant's objections, then not later than fifteen (15) days after the expiration of such sixty (60) day period Tenant shall notify Landlord if Tenant wishes to employ an independent, reputable certified public accounting firm charging for its services on an hourly rate (and not a contingent fee) basis ("Acceptable Accountants") to inspect and audit Landlord's books and records for the Building relating to the objections raised in Tenant's statement. Such audit shall be limited to a determination of whether or not Landlord calculated the Operating Expenses in accordance with the terms and conditions of this Lease and normal and customary accounting methods used by owners of similar buildings in the area for and calculating Tenant's Expense Increase. All costs and expenses of any such audit shall be paid by Tenant. Any audit performed pursuant to the terms of this section shall be conducted only by the Acceptable Accountants at the offices of Landlord's property manager at the Building. Notwithstanding anything contained herein to the contrary, Tenant shall be entitled to exercise its audit right pursuant to this section only in strict accordance with the foregoing procedures no more often than once per calendar year and each such audit shall relate only to calendar year most recently ended. In the event that Tenant fails to notify Landlord within the foregoing 180-day period that Tenant objects to the Statement, then Tenant's right to audit such year's Statement shall be null and void. Further, such audit shall be at Tenant's sole cost and expense, except in the event that such audit reveals an overstatement of Operating Expenses in excess of five percent (5%) of the actual total Operating Expenses for such calendar year, then Landlord shall promptly reimburse Tenant for its reasonable out-of-pocket expenses incurred in connection with such audit.

Section 3.3 Security Deposit and Prepaid Rent. As security for its full and faithful performance of this Lease, Tenant shall pay Landlord a security deposit of [REDACTED] upon execution of this Lease (the "Security Deposit"). If Tenant defaults with respect to any covenant or condition of this Lease, including but not limited to the payment of Rent or any other payment due under this Lease and such default continues beyond any applicable cure period, Landlord may apply all or any part of the Security Deposit to the payment of any sum in default or any other sum which Landlord may be required to or deem necessary to spend or incur by reason of Tenant's default. In such event, Tenant shall, upon demand, deposit with Landlord the amount so applied to replenish the Security Deposit. Within thirty (30) days of the expiration or sooner termination of this Lease, Landlord will refund Tenant the Security Deposit less any amounts necessary to cure any default of Tenant under this Lease.

[REDACTED]

ARTICLE IV.

Section 4.1 Services.

(a) Services Provided. So long as no default by Tenant under this Lease has occurred and is continuing beyond any applicable cure period, Landlord shall furnish to Tenant while Tenant is occupying the Premises:

(i) Hot and cold domestic water in common use restrooms and toilets in locations provided for general use and as reasonably deemed by Landlord to be in keeping with the Project standards.

(ii) Heating and air conditioning in season from 7:30 a.m. to 6:00 p.m. on Monday through Friday and 8:00 a.m. to 1:00 p.m. on Saturday, excluding the hereinafter defined Holidays, subject to curtailment as required by governmental laws, rules or regulations, in such amounts as are considered by Landlord to be standard, but such service at times during weekdays other than the hours stated above, and on Saturdays, Sundays and Holidays, shall be furnished only upon request of Tenant [REDACTED].

(iii) Electric lighting service for all public areas and special service areas of the Building in the manner and to the extent deemed by Landlord to be standard including parking lot lighting from dusk until dawn.

(iv) Janitor service on a five (5) day week basis in a manner considered by Landlord to be standard; provided, however, if Tenant's floor coverings or other improvements require special care, Tenant shall pay the additional cleaning cost attributable thereto.

(v) Access control for the Project comparable as to coverage, control and responsiveness (but not necessarily as to means for accomplishing same) to other similarly situated multi-tenant office buildings in the vicinity; provided, however, Landlord shall have no responsibility to prevent, and shall not be liable to Tenant for, any liability or loss to Tenant, its agents, employees and visitors arising out of losses due to theft, burglary, or damage or injury to persons or property caused by persons gaining access to the Premises, and Tenant hereby releases Landlord from all liability for such losses, damage or injury.

(vi) Sufficient electrical capacity to operate (i) incandescent lights, typewriters, calculating machines, photocopying machines and other machines of similar low voltage electrical consumption (120/208 volts), provided that the total rated electrical design load for said lighting and machines of low electrical voltage shall not exceed two (2.00 watts per square foot of rentable area; and (ii) lighting and equipment of high voltage electrical consumption (277/480 volts), provided that the total rated electrical design load for said lighting and equipment of high electrical voltage shall not exceed two (2.00) watts per square foot of rentable area (each such rated electrical design load to be hereinafter referred to as the "Building standard rated electrical design load"). Tenant shall be allocated Tenant's pro rata share of the Building standard circuits provided on the floor(s) Tenant occupies.

Should Tenant's fully connected electrical design load exceed the Building standard rated electrical design load for either low or high voltage electrical consumption, or if Tenant's electrical design requires low voltage or high voltage circuits in excess of Tenant's share of the Building standard circuits, Landlord will (at Tenant's expense) install one (1) additional high voltage panel and/or one (1) additional low voltage panel with associated transformer, space for which has been provided in the base building electrical closets based on a maximum of two (2) such additional panels per floor for all tenants on the floor (which additional panels and transformers shall be hereinafter referred to as the "additional electrical equipment"). If the additional electrical equipment is installed because Tenant's low or high voltage rated electrical design load exceeds the applicable Building standard rated electrical design load, then a meter shall also be added (at Tenant's expense) to measure the electricity used through the additional electrical equipment.

The design and installation of any additional electrical equipment (or related meter) required by Tenant shall be subject to the prior approval of Landlord (which approval shall not be unreasonably withheld). All out-of-pocket expenses incurred by Landlord in connection with the review and approval of any additional electrical equipment shall also be reimbursed to Landlord by Tenant. Tenant shall also pay on demand the actual metered cost of electricity consumed through the additional electrical equipment (if applicable).

If any of Tenant's electrical equipment requires conditioned air in excess of Building standard air conditioning, the same shall be installed by Landlord (on Tenant's behalf), and Tenant shall pay all design, installation, metering and similar costs relating thereto.

(vii) All fluorescent bulb and ballast replacement for Building standard lighting in all areas and all incandescent bulb replacement in public areas, toilet and restroom areas and stairwells.

(viii) Nonexclusive operatorless passenger elevator service to the Premises twenty-four (24) hours per day; provided, that Landlord may reasonably limit the number of elevators in operation on weekdays after normal business hours and on Saturdays, Sundays and Holidays.

(b) Cessation of Services. To the extent the services described in Section 4.1(a) of this Lease require electricity, gas and water supplied by public utilities, Landlord's covenants thereunder shall only impose on Landlord the obligation to use its best efforts to cause the applicable public utilities to furnish the same. Failure by Landlord to furnish the services described in this
Section 4.1 to any extent, or any cessation thereof, shall not render Landlord in default hereunder or liable in any respect for damages to either person or property, or be construed as an eviction of Tenant, or work an abatement of Rent, or relieve Tenant from fulfillment of any covenant or agreement hereof. In addition to the foregoing, should any of the equipment or machinery break down, cease to function properly for any cause, or be intentionally turned off for testing or maintenance purposes, Tenant shall have no claim for abatement or reduction of Rent or damages on account of an interruption in service occasioned thereby or resulting therefrom; provided, however, Landlord agrees to use diligent efforts to repair said equipment or machinery and to restore said services.

[REDACTED]

(c) Holidays. The following dates shall collectively be known as "Holidays" and individually known as a "Holiday": New Year's Day; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; Friday following Thanksgiving Day; Christmas Day; and any other holiday recognized and taken by tenants occupying at least one-half (1/2) of the rentable area of office space of the Building. If in the case of any Holiday, a different day shall be observed than the respective day above described, then that day which constitutes the day observed by national banks in the city or proximate area in which the Building is located, on account of such Holiday, shall constitute the Holiday under this Lease.

Section 4.2 Keys and Locks. Landlord shall initially furnish Tenant with a reasonable number of keys for the standard corridor doors serving the Premises. Additional keys will be furnished by Landlord upon an order signed by Tenant and at Tenant's expense. All such keys shall remain the property of Landlord. Without the prior written consent of Landlord, no additional locks shall be allowed on any door of the Premises, and Tenant shall not make or permit to be made any duplicate keys, except those furnished by Landlord. Upon termination or expiration of this Lease or a termination of possession of the Premises by Tenant, Tenant shall surrender to Landlord all keys to any locks on doors entering or within the Premises.

Section 4.3 Graphics and Building Directory. Landlord shall provide and install, at Landlord's sole cost and expense, all letters or numerals at the entrance to the Premises, and a strip containing a listing of Tenant's name on the Building directory board to be placed in the main lobby of the Building. All such letters and numerals shall be in Building standard graphics. Landlord shall not be liable for any inconvenience or damage occurring as a result of any error or omission in any directory or graphics. No signs, numerals, letters or other graphics shall be used or installed by Tenant on the exterior of, or which may be visible from outside, the Premises, unless approved in writing by Landlord.

ARTICLE V.

Section 5.1 Occupancy of Premises. Tenant shall throughout the Term of this Lease, at its own expense, maintain the Premises and all improvements thereon and keep them free from waste, damage or nuisance, and shall deliver up the Premises in a clean and sanitary condition at the expiration or termination of this Lease or the termination of Tenant's right to occupy the Premises by Tenant, in good repair and condition, reasonable wear and tear and casualty excepted. In the event Tenant should neglect to maintain and/or return the Premises in such manner, Landlord shall have the right, but not the obligation, to cause repairs or corrections to be made, and any reasonable costs therefor shall be payable by Tenant to Landlord within ten (10) days of written demand therefor by Landlord along with supporting information. Upon the expiration or termination of this Lease or the termination of Tenant's right to occupy the Premises by Tenant, Landlord shall have the right to reenter and resume possession of the Premises. No act or thing done by Landlord or any of Landlord's agents (hereinafter defined) during the Term of the Lease shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless the same be made in writing and executed by Landlord. Tenant shall notify Landlord prior to vacating the Premises and shall arrange to meet with Landlord for a joint inspection of the Premises at a mutually convenient time. If Tenant fails to give such notice or to arrange for such inspection, then Landlord's inspection of the Premises shall be deemed correct for the purpose of determining Tenant's responsibility for repair and restoration of the Premises.

Section 5.2 Entry for Repairs and Inspection. Provided Landlord has notified Tenant orally or in writing and the same does not unreasonably interfere with the conduct of Tenant's business, Tenant shall permit Landlord and its agents to enter the Premises at all reasonable times to inspect the same; to show the Premises to prospective tenants (within twelve (12) months of the expiration of the term of this Lease), or interested parties such as prospective lenders and purchasers; to exercise its rights under this Lease; to clean, repair, alter or improve the Premises or the Building; to discharge Tenant's obligations when Tenant has failed to do so within the time required under this Lease; to post notices of nonresponsibility and similar notices and "For Sale" signs at any time and to place "For Lease" signs upon or adjacent to the Building or the Premises at any time within twelve (12) months of the expiration of the term of this Lease. Tenant shall permit Landlord and its agents to enter the Premises at any time in the event of an emergency. When reasonably necessary, Landlord may temporarily close entrances, doors, corridors, elevators or other facilities without liability to Tenant by reason of such closure.

Section 5.3 Hazardous Materials

(a) As used in this Lease, the term "Hazardous Materials" shall mean and include any substance that is or contains petroleum, asbestos, polychlorinated biphenyls, lead, or any other substance, material or waste which is now or is hereafter classified or considered to be hazardous or toxic under any federal, state or local law, rule, regulation or ordinance relating to pollution or the protection or regulation of human health, natural resources or the environment or poses or threatens to pose a hazard to the health or safety of persons on the Premises or any adjacent property (collectively "Environmental Laws").

(b) Tenant agrees that during its use and occupancy of the Premises it will not cause Hazardous Materials to be present on or about the Premises except in a manner and quantity necessary for the ordinary performance of Tenant's business and that it will comply with all Environmental Laws relating to the use, storage or disposal of any such Hazardous Materials.

(c) If Tenant's use of Hazardous Materials on or about the Premises results in a release, discharge or disposal of Hazardous Materials on, in, at, under, or emanating from, the Premises or the property in which the Premises are located, Tenant agrees to investigate, clean up, remove or remediate such Hazardous Materials in full compliance with (a) the requirements of (i) all Environmental Laws and (ii) any governmental agency or authority responsible for the enforcement of any Environmental Laws; and (b) any additional requirements of Landlord that are reasonably necessary to protect the value of the Premises or the property in which the Premises are located. Landlord shall also have the right, but not the obligation, to take whatever action with respect to any such Hazardous Materials that it deems reasonably necessary to protect the value of the Premises or the property in which the Premises are located. All costs and expenses paid or incurred by Landlord in the exercise of such right shall be payable by Tenant upon demand.

(d) Upon reasonable notice to Tenant, Landlord may inspect the Premises for the purpose of determining whether there exists on the Premises any Hazardous Materials or other condition or activity that is in violation of the requirements of this Lease or of any Environmental Laws. The right granted to Landlord herein to perform inspections shall not create a duty on Landlord's part to inspect the Premises, or liability on the part of Landlord for Tenant's use, storage or disposal of Hazardous Materials, it being understood that Tenant shall be solely responsible for all liability in connection therewith.

(e) Tenant shall surrender the Premises to Landlord upon the expiration or earlier termination of this Lease free of debris, waste or Hazardous Materials placed on or about the Premises by Tenant or its agents, employees, contractors or invitees.

(f) Tenant agrees to indemnify and hold harmless Landlord from and against any and all claims, losses (including, without limitation, loss in value of the Premises or the property in which the Premises are located), liabilities and expenses (including reasonable attorney's fees) sustained by Landlord attributable to (i) any Hazardous Materials placed on or about the Premises by Tenant or its agents, employees, contractors or invitees or (ii) Tenant's breach of any provision of this Section.

(g) The provisions of this Section shall survive the expiration or earlier termination of this Lease.

ARTICLE VI.

Section 6.1 Leasehold Improvements.

(a) Acceptance of Premises. Upon Tenant's acceptance of delivery of the Premises by Landlord, Tenant will be deemed to have made a complete inspection of the Premises and shall be deemed to have accepted the Premises and the Project in their "AS IS," "WHERE IS," and "WITH ALL FAULTS" condition on the Commencement Date without recourse to Landlord, subject to any punchlist items, latent defects and the terms of this Lease including those of Exhibit E attached hereto and hereby made a part hereof. Except as expressly provided in this Lease including Exhibit E attached hereto, Landlord shall have no obligation to furnish, equip or improve the Premises or the Project. The taking of possession of the Premises by Tenant shall be conclusive evidence against Tenant that (i) Tenant accepts the Premises and the Project as being suitable for its intended purpose and in a good and satisfactory condition, and (ii) waives any patent defects in the Premises and its appurtenances; provided, however, the same shall in no event relieve Landlord of its obligations under this Lease.

(b) Improvements and Alterations. Tenant shall not make or allow to be made (except as otherwise provided in this Lease) any improvements, alterations or physical additions (including fixtures) in or to the Premises or the Project, without first obtaining the written consent of Landlord, including Landlord's written approval of Tenant's contractor(s) and of the plans, working drawings and specifications relating thereto. Approval by Landlord of any of Tenant's drawings and plans and specifications prepared in connection with any alterations, improvements, modifications or additions to the Premises or the Project shall not constitute a representation or warranty of Landlord as to the adequacy or sufficiency of such drawings, plans and specifications, or alterations, improvements, modifications or additions to which they relate, for any use, purpose or conditions, but such approval shall merely be the consent of Landlord as required hereunder. Except as otherwise expressly provided in Exhibit E attached hereto, any and all furnishing, equipping and improving of or other alteration and addition to the Premises shall be: (i) made at Tenant's sole cost, risk and expense, and Tenant shall pay for Landlord's reasonable out-of-pocket costs incurred in connection with and as a result of such alterations or additions; (ii) performed in a prompt, good and workmanlike manner with labor and materials of such quality as Landlord may reasonably require; (iii) substantially constructed in accordance with all plans and specifications approved in writing by Landlord prior to the commencement of any such work; (iv) prosecuted diligently and continuously to completion so as to minimize interference with the normal business operations of other tenants in the Building, the performance of Landlord's obligations under this Lease or any mortgage or ground lease covering or affecting all or any part of the Building or the Land and any work being done by contractors engaged by Landlord with respect to or in connection with the Building; and (v) performed by contractors reasonably approved in writing by Landlord. Tenant shall have no (and hereby waives all) rights to payment or compensation for any such item. Tenant shall notify Landlord upon completion of such alterations, improvements, modifications or additions and Landlord shall inspect same for workmanship and compliance with the approved plans and specifications. Tenant and its contractors shall comply with all reasonable requirements Landlord may impose on Tenant or its contractors with respect to such work (including but not limited to, insurance, indemnity and bonding requirements), and shall deliver to Landlord a complete copy of the "as-built" or final plans and specifications for all alterations or physical additions so made in or to the Premises within thirty (30) days of completing the work. Tenant shall not place safes, vaults, filing cabinets or systems, libraries or other heavy furniture or equipment within the Premises without Landlord's prior written consent.

(c) Title to Alterations. All alterations, physical additions, modifications or improvements in or to the Premises (including permanently attached or affixed fixtures) shall, when made, become the property of Landlord and shall be surrendered to Landlord upon termination or expiration of this Lease or termination of Tenant's right to occupy the Premises, whether by lapse of time or otherwise, without any payment, reimbursement or compensation therefor; provided, however, that (i) Tenant shall retain title to and shall remove from the Premises movable equipment or furniture owned by Tenant, (ii) Tenant repairs any damage caused thereby, and (iii) Tenant returns the Premises to their preexisting condition, normal wear and tear and damage due to casualty excepted. Notwithstanding any of the foregoing to the contrary, Landlord may require Tenant to remove all alterations, additions or improvements to the Premises that are other than Building standard that are designated for removal by Landlord in writing at the time that such alterations, additions or improvements are approved by Landlord including, without limitation, any cabling or other computer, satellite or telecommunications equipment or hardware, whether or not such alterations, additions, or improvements are located in the Premises upon the expiration or earlier termination of this Lease or the termination of Tenant's right to possession of the Premises and restore the same to Building Standard condition, reasonable wear and tear and casualty excepted. The rights conferred to Landlord under this Section 6.1(c) shall be in addition to (and not in conflict with) any other rights conferred on Landlord by this Lease, in equity or at law.

(d) Personal Property Taxes; Sales, Use and Excise Taxes. Tenant shall be responsible for and shall pay ad valorem taxes and other taxes, assessments or charges separately assessed or levied upon or applicable to Tenant's personal property, the value of Tenant's leasehold improvements in the Premises in excess of Building standard and the Generator and all license fees and other fees or charges imposed on the business conducted by Tenant on the Premises before such taxes, assessments, charges or fees become delinquent. Tenant shall also pay to Landlord with all Rent due and owing under this Lease an amount equal to any sales, rental, excise and use taxes levied, imposed or assessed by the State or any political subdivision thereof or other taxing authority upon any amounts classified as rent.

Section 6.2 Repairs by Landlord. All repairs, alterations or additions that affect the Project's structural components or mechanical, electrical or plumbing systems servicing the Building shall be made reasonably promptly by Landlord or its contractors only, and, in the case of any damage to such components or systems directly caused by Tenant or Tenant's agents, shall be paid for by Tenant in an amount equal to Landlord's costs plus ten percent (10%) as an overhead expense. Unless otherwise provided herein, Landlord shall not be required to make any improvements to or repairs of any kind or character to the leasehold improvements located in the Premises during the Term, except such repairs as Landlord deems necessary for normal maintenance operations of the Building.

Section 6.3 Repairs by Tenant. Subject to Section 6.2 of this Lease, and except to the extent that work is performed by Landlord, its agents, employees or contractors, Tenant shall be responsible, at its own cost and expense, for all repair or replacement of any damage to the leasehold improvements in the Premises, together with any damage to the Project or any part thereof caused by Tenant or any of Tenant's agents to the extent that such damage was not covered by Landlord's insurance and if so covered, to the extent of any deductible paid by Landlord in connection therewith. Except insofar as Landlord is expressly obligated under this Lease to maintain and repair the Building, in addition to the maintenance and repair obligations of Tenant otherwise expressly set forth in this Lease, Tenant is also obligated to perform, at Tenant's own cost and expense and risk, all other maintenance and repairs necessary or appropriate to cause the Premises to be maintained in good condition and suitable for Tenant's intended commercial purpose.

Section 6.4 Liens. Tenant shall keep the Premises and the Building free from any liens, including but not limited to liens filed against the Premises by any governmental agency, authority or organization, arising out of any work performed, materials ordered or obligations incurred by or on behalf of Tenant, and Tenant hereby agrees to indemnify and hold Landlord, its agents, employees, independent contractors, officers, directors, partners, and shareholders harmless from any liability, cost or expense for such liens. Tenant shall cause any such lien imposed to be released of record by payment or posting of the proper bond acceptable to Landlord within ten (10) days after the earlier of imposition of the lien or written request by

Landlord. Tenant shall give Landlord written notice of Tenant's intention to perform work on the Premises in excess of $5,000 for any one item or series of similar or related items and which might result in any claim of lien, at least ten (10) days prior to the commencement of such work to enable Landlord to post and record a notice of nonresponsibility or other notice deemed proper before commencement of any such work. If Tenant fails to remove any lien within the prescribed ten (10) day period, then Landlord may do so at Tenant's expense and Tenant's reimbursement to Landlord for such amount, including attorneys' fees and costs, shall be deemed Additional Rent. Tenant shall have no power to do any act or make any contract which may create or be the foundation for any lien, mortgage or other encumbrance upon the reversion or other estate of Landlord, or of any interest of Landlord in the Premises.

Section 6.5 Indemnification. Tenant shall defend, indemnify and hold harmless Landlord, its agents, employees, officers, directors, partners and shareholders ("Landlord's Related Parties") from and against any and all third-party liabilities, judgments, demands, causes of action, claims, losses, damages, costs and expenses, including reasonable attorneys' fees and costs, proximately or directly caused by the use, occupancy, conduct, operation, or management of the Premises by, or the willful misconduct or negligence of, Tenant, its officers, agents, servants and employees in or about the Building or Premises or arising from any breach or default under this Lease by Tenant. This indemnification shall survive termination or expiration of this Lease. This provision shall not be construed to make Tenant responsible for loss, damage, liability or expense resulting from injuries to third parties or damage to property to the extent caused by the negligence or willful misconduct of Landlord, or its officers, contractors, licensees, agents, employees, or invitees.

ARTICLE VII.

Section 7.1 Condemnation. (a) Total Taking. In the event of a taking or damage related to the exercise of the power of eminent domain, by any agency, authority, public utility, person, corporation or entity empowered to condemn property (including without limitation a voluntary conveyance by Landlord in lieu of such taking or condemnation) (individually, a "Taking") of (i) the entire Premises, (ii) so much of the Premises as to prevent or substantially impair its use by Tenant during the Term of this Lease or (iii) portions of the Building or Project required for reasonable access to, or reasonable use of, the Premises (individually, a "Total Taking"), the rights of Tenant under this Lease and the leasehold estate of Tenant in and to the Premises shall cease and terminate as of the date upon which title to the property taken passes to and vests in the condemnor or the effective date of any order for possession if issued prior to the date title vests in the condemnor ("Date of Taking").

(b) Partial Taking. In the event of a Taking of only a part of the Premises or of a part of the Project which does not constitute a Total Taking during the Term of this Lease (individually, a "Partial Taking"), the rights of Tenant under this Lease and the leasehold estate of Tenant in and to the portion of the property taken shall cease and terminate as of the Date of Taking, and an adjustment to the Rent shall be made based upon the reduced area of the Premises.

(c) Termination by Landlord. In the event of a Taking of the Building (other than the Premises) such that, in Landlord's reasonable opinion, the Building cannot be restored in a manner that makes its continued operation practically or economically feasible, Landlord may terminate this Lease by giving notice to Tenant within ninety (90) days after the date notice of such Taking is received by Landlord.

(d) Rent Adjustment. If this Lease is terminated pursuant to this Section 7.1, Landlord shall refund to Tenant any prepaid unaccrued Rent and any other sums due and owing to Tenant (less any sums then due and owing Landlord by Tenant), and Tenant shall pay to Landlord any remaining sums due and owing Landlord under this Lease, each prorated as of the Date of Taking where applicable.

(e) Repair. If this Lease is not terminated as provided for in this Section 7.1, then Landlord at its expense shall promptly repair and restore the Building, Project and/or the Premises to approximately the same condition that existed at the time Tenant entered into possession of the Premises, wear and tear excepted (and Landlord shall have no obligation to repair or restore Tenant's improvements to the Premises or Tenant's Property), except for the part taken, so as to render the Building or Project as complete an architectural unit as practical, but only to the extent of the condemnation award received by Landlord for the damage.

(f) Awards and Damages. Landlord reserves all rights to damages and awards paid because of any Partial or Total Taking of the Premises or the Project. Tenant assigns to Landlord any right Tenant may have to the damages or award. Further, Tenant shall not make claims against Landlord or the condemning authority for damages. Notwithstanding, Tenant may claim and recover from the condemning authority a separate award for Tenant's moving expenses, business dislocation damages, Tenant's Property and any other award that would not reduce the award payable to Landlord.

Section 7.2 Force Majeure. Neither Landlord nor Tenant shall be required to perform any term, provision, agreement, condition or covenant in this Lease (other than the obligations of Tenant to pay Rent as provided herein) so long as such performance is delayed or prevented by "Force Majeure", which shall mean acts of God, strikes, injunctions, lockouts, material or labor restrictions by any governmental authority, civil riots, floods, fire, theft, public enemy, insurrection, war, court order, requisition or order of governmental body or authority, and any other cause not reasonably within the control of Landlord or Tenant and which by the exercise of due diligence Landlord or Tenant is unable, wholly or in part, to prevent or overcome. Neither Landlord nor any mortgagee shall be liable or responsible to Tenant for any loss or damage to any property or person occasioned by any Force Majeure, or for any damage or inconvenience which may arise through repair or alteration of any part of the Project as a result of any Force Majeure.

Section 7.3 Fire or Other Casualty Damage. (a) Damage. If any portion of the Premises shall be destroyed or damaged by fire or any other casualty, Tenant shall immediately give notice thereof to Landlord. If any portion of the Premises or Project shall be destroyed or damaged by fire or any other casualty then (i) at the option of Landlord, Landlord may restore and repair the portion of the Premises or Project damaged and, if the Premises are rendered untenantable in whole or in part by reason of such casualty, Tenant shall be entitled to an equitable abatement of the Rent hereunder (subject to the limitation in Section 7.3(c) below) until such time as the damaged portion of the Premises (exclusive of any of Tenant's Property or Tenant's improvements) are repaired or restored by Landlord to the extent required hereby or (ii) Landlord or Tenant may terminate this Lease whereupon all Rent accrued up to the time of such termination and any other sums due and owing shall be paid by Tenant to Landlord (less any sums then due and owing Tenant by Landlord) and any remaining sums due and owing by Landlord to Tenant shall be paid to Tenant. In no event shall Landlord have any obligation to repair or restore any such material destruction or damage except as provided below. Notwithstanding the foregoing, Landlord covenants and agrees to repair or restore any damage or destruction costing less than $100,000 so long as insurance proceeds (less the deductible) are available to Landlord for such repair or restoration or should have been available to Landlord for repair or restoration if Landlord had carried insurance as required by this Lease.

(b) Repair Landlord shall give Tenant written notice of its decisions, estimates or elections under this Section 7.3 within sixty (60) days after any such damage or destruction. If Landlord has elected to repair and restore the Premises or other portion of the Project, this Lease shall continue in full force and effect, and the repairs will be made within a reasonable time thereafter (not to exceed two hundred forty (240) days), subject to the provisions of Section 7.2 of this Lease. Should the repairs not be completed within that period, both Landlord and Tenant shall each have the option of terminating this Lease by written letter of termination. If this Lease is terminated as herein permitted, Landlord shall refund to Tenant any prepaid Rent (unaccrued as of the date of damage or destruction) and any other sums due and owing by Landlord to Tenant (less any sums then due and owing Landlord by Tenant) and any remaining sums due and owing by Tenant to Landlord shall be paid to Landlord. If Landlord elects to rebuild the Premises or other portion of the Project, Landlord shall only be obligated to restore or rebuild the Premises or other portion of the Project to approximately the same condition as existed at the time Tenant entered into possession of the Premises, wear and tear excepted and not be required to rebuild, repair or replace any part of Tenant's Property including Tenant's leasehold improvements. Notwithstanding anything contained in this Lease to the contrary, if Landlord shall elect to repair and restore the Premises or other portion of the Project pursuant to this Section 7.3, in no event shall Landlord be required to expend under this Article VII any amount in excess of the proceeds actually received from the insurance carried by Landlord pursuant to
Section 7.4(a) of this Lease. Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from such damage or destruction or the disregard of the repair thereof.

(c) Negligence of Tenant. Notwithstanding the provisions of Sections 7.3(a) and 7.3(b) of this Lease, if the Premises, the Project or any portion thereof, are damaged by fire or other casualty resulting from the negligence or willful misconduct of Tenant or any of Tenant's agents, the Rent under this Lease will not be abated during the repair of that damage.

Section 7.4 Insurance.

(a) Landlord shall maintain, or cause to be maintained, standard fire and extended coverage insurance on the Buildings and Building Standard tenant improvements (excluding leasehold improvements by Tenant in excess of Building Standard and Tenant's Property) in amounts considered by Landlord to be reasonable and customary. The insurance required to be obtained by Landlord may be obtained by Landlord through blanket or master policies insuring other entities or properties owned or controlled by Landlord.

(b) Tenant shall, at its sole cost and expense, procure and maintain during the Term of this Lease the following policies of insurance: comprehensive general liability insurance (including personal injury liability, premises/operation, property damage, independent contractors and broad form contractual coverage in support of the indemnifications of Landlord by Tenant under this Lease) in amounts of not less than a combined single limit of $1,000,000; comprehensive automobile liability insurance; extra expense insurance; contractual liability insurance; property insurance with respect to Tenant's Property, and all leasehold improvements, alterations and additions in excess of Building Standard, to be written on an "all risk" basis for full replacement cost; and worker's compensation and employer's liability insurance; all maintained with companies, on forms and in such amounts as Landlord may, from time to time, reasonably require and endorsed to include Landlord as an additional insured (except with respect to Tenant's extra expense insurance), with the premiums paid in accordance with Tenant's normal payment policy. The insurer must be licensed to do business in the state in which the Building is located, to the extent required by applicable law. Tenant, and not Landlord, will be liable for any costs or damages in excess of the statutory limit for which Tenant would, in the absence of worker's compensation, be liable. If Tenant does not procure insurance as required, Landlord may, upon advance written notice to Tenant, cause this insurance to be issued and Tenant shall pay to Landlord the premium for such insurance within ten (10) days of Landlord's demand, plus interest at the past due rate provided for in Section 3.1(c) of this Lease until repaid by Tenant. All policies of insurance required to be maintained by Tenant shall specifically make reference to the indemnifications by Tenant in favor of Landlord under this Lease and shall provide that Landlord shall be given at least thirty (30) days' prior written notice of any cancellation or nonrenewal of any such policy. A certificate evidencing each such policy shall be deposited with Landlord by Tenant on or before the Commencement Date, and a replacement certificate evidencing each subsequent policy shall be deposited with Landlord at least thirty (30) days prior to the expiration of the preceding such policy. All insurance policies obtained by Tenant shall be written as primary policies (primary over any insurance carried by Landlord), not contributing with and not in excess of coverage which Landlord may carry, if any.

Section 7.5 Waiver of Subrogation Rights. Each party hereto waives all rights of recovery, claims, actions or causes of actions arising in any manner in its (the "Injured Party's") favor and against the other party for loss or damage to the Injured Party's property located within or constituting a part or all of the Project, to the extent the loss or damage: (a) is covered by the Injured Party's insurance; or (b) would have been covered by the insurance the Injured Party is required to carry under this Lease, whichever is greater, regardless of the cause or origin, including the sole, contributory, partial, joint, comparative or concurrent negligence of the other party. This waiver also applies to each party's directors, officers, employees, shareholders, partners, representatives and agents. All insurance carried by either Landlord or Tenant covering the losses and damages described in this Section 7.5 shall provide for such waiver of rights of subrogation by the Injured Party's insurance carrier to the maximum extent that the same is permitted under the laws and regulations governing the writing of insurance within the state in which the Building is located. Both parties hereto are obligated to obtain such a waiver and provide evidence to the other party of such waiver. The waiver set forth in this Section
7.5 shall be in addition to, and not in substitution for, any other waivers, indemnities or exclusions of liability set forth in this Lease.

ARTICLE VIII.

Section 8.1 Default by Tenant. The occurrence of any one or more of the following events shall constitute a default by Tenant under this Lease:

(a) Tenant shall fail to pay to Landlord any Rent or any other monetary charge due from Tenant hereunder within five (5) days after written notice from Landlord to Tenant that such Rent was not received by Landlord as and when due and payable;

(b) Tenant breaches or fails to comply with any term, provisions, conditions or covenant of this Lease, other than as described in Section 8.1(a), or with any of the Building rules and regulations now or hereafter established to govern the operation of the Project and the same is not cured by Tenant within thirty (30) days after written notice from Landlord to Tenant (or if such default is not reasonably capable of being cured within such 30-day period, Tenant shall not be in default hereunder so long as Tenant promptly commences to cure such default and diligently pursues such cure to completion (not to exceed, in any event, ninety (90) days).

      (c) A Transfer (hereinafter defined) shall occur, without the prior written approval of Landlord;

      (d) The interest of Tenant under this Lease shall be levied on under execution or other legal process;

      (e) Any petition in bankruptcy or other insolvency proceedings shall be filed by or against Tenant, or any petition shall be filed or other action taken to declare Tenant a bankrupt or to delay, reduce or modify Tenant's debts or obligations or to reorganize or modify Tenant's capital structure or indebtedness or to appoint a trustee, receiver or liquidator of Tenant or of any property of Tenant, or any proceeding or other action shall be commenced or taken by any governmental authority for the dissolution or liquidation of Tenant and, within sixty (60) days hereafter, Tenant fails to secure a discharge thereof;

(f) Tenant shall become insolvent, or Tenant shall make an assignment for the benefit of creditors, or Tenant shall make a transfer in fraud of creditors, or a receiver or trustee shall be appointed for Tenant or any of its properties;

(g) Tenant shall desert, abandon or vacate the Premises or any substantial portion thereof or fails to operate its business in the Premises for any reason other than destruction or condemnation of the Premises; or

      (h) Tenant shall do or permit to be done anything which creates a lien upon the Premises or the Project and such lien is not removed by Tenant in accordance with Section 6.4 of this Lease.

      Section 8.2 Landlord's Remedies. Upon occurrence of any default by Tenant under this Lease and the events described in Sections 8.1 (b), (d), (f) and (g) are not cured within thirty (30) days after written notice from Landlord of such default (there being no notice and cure period for events of defaults described in Sections 8.1 (a), (c), (e) and (h) except as otherwise set forth herein), the Landlord shall have the option to do and perform any one or more of the following in addition to, and not in limitation of, any other remedy or right permitted it by law or in equity by this Lease:

(a) Continue this Lease in full force and effect, and this Lease shall continue in full force and effect as long as Landlord does not terminate this Lease, and Landlord shall have the right to collect Rent, Additional Rent and other charges when due.

(b) Terminate this Lease, and Landlord may forthwith repossess the Premises in accordance with applicable law and be entitled to recover as damages a sum of money equal to the total of (i) the cost of recovering the Premises, (ii) the cost of removing and storing Tenant's or any other occupant's property, (iii) the unpaid Rent and any other sums accrued hereunder at the date of termination,
(iv) a sum equal to the amount, if any, by which the present value of the total Rent and other benefits which would have accrued to Landlord under this Lease for the remainder of the Term, if the terms of this Lease had been fully complied with by Tenant, discounted at eight percent (8 %) per annum exceeds the total fair market value of the Premises for the balance of the Term (it being the agreement of the parties hereto that Landlord shall receive the benefit of its bargain), (v) the cost of reletting the Premises including, without limitation, the cost of restoring the Premises to the condition necessary to rent the Premises at the prevailing market rental rate, normal wear and tear excepted, (vi) any increase in insurance premiums caused by the vacancy of the Premises, (vii) the amount of any unamortized improvements to the Premises paid for by Landlord, (viii) the amount of any unamortized brokerage commission or other costs paid by Landlord in connection with the leasing of the Premises and
(ix) any other sum of money or damages owed by Tenant to Landlord. In the event Landlord shall elect to terminate this Lease, Landlord shall at once have all the rights of reentry upon the Premises, without becoming liable for damages, or guilty of trespass.

(c) Terminate Tenant's right of occupancy of the Premises and reenter and repossess the Premises in accordance with applicable law by entry, forcible entry or detainer suit or otherwise, without demand or notice of any kind, except to the extent required by applicable law to Tenant and without terminating this Lease, without acceptance of surrender of possession of the Premises, and without becoming liable for damages or guilty of trespass, in which event Landlord may, but shall be under no obligation to, relet the Premises or any part thereof for the account of Tenant (nor shall Landlord be under any obligation to relet the Premises before Landlord relets or leases any other portion of the Project or any other property under the ownership or control of Landlord) for a period equal to or lesser or greater than the remainder of the Term of the Lease on whatever terms and conditions Landlord, at Landlord's sole discretion, deems advisable. Tenant shall be liable for and shall pay to Landlord all Rent payable by Tenant under this Lease (plus interest at the past due rate provided in Section 3.1(c) of this Lease if in arrears) plus an amount equal to (i) the cost of recovering possession of the Premises, (ii) the cost of removing and storing any of Tenant's or any other occupant's property left on the Premises or the Project after reentry, (iii) the cost of decorations, repairs, changes, alterations and additions to the Premises and the Project, (iv) the cost of any attempted reletting or reletting and the collection of the rent accruing from such reletting, (v) the cost of any brokerage fees or commissions payable by Landlord in connection with any reletting or attempted reletting, (vi) any other costs incurred by Landlord in connection with any such reletting or attempted reletting, (vii) the cost of any increase in insurance premiums caused by the termination of possession of the Premises, (viii) the amount of any unamortized improvements to the Premises paid for by Landlord, (ix) the amount of any unamortized brokerage commissions or other costs paid by Landlord in connection with the leasing of the Premises and (x) any other sum of money or damages owed by Tenant to Landlord at law, in equity or hereunder, all reduced by any sums received by Landlord through any reletting of the Premises; provided, however, that in no event shall Tenant be entitled to any excess of any sums obtained by reletting over and above Rent provided in this Lease to be paid by Tenant to Landlord. For the purpose of such reletting Landlord is authorized to decorate or to make any repairs, changes, alterations or additions in or to the Premises that may be necessary. Landlord may file suit to recover any sums falling due under the terms of this Section 8.2(c) from time to time, and no delivery to or recovery by Landlord of any portion due Landlord hereunder shall be any defense in any action to recover any amount not theretofore reduced to judgment in favor of Landlord. No reletting shall be construed as an election on the part of Landlord to terminate this Lease unless a written notice of such intention is given to Tenant by Landlord. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous default and/or exercise its rights under Section 8.3(b) of this Lease.

(d) Enter upon the Premises and do whatever Tenant is obligated to do under the terms of this Lease; and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in effecting compliance with Tenant's obligations under this Lease plus interest at the past due rate provided in this Lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to Tenant from such action, unless caused by the negligence or willful misconduct of Landlord or its agents. No action taken by Landlord under this Section 8.2(d) shall relieve Tenant from any of its obligations under this Lease or from any consequences or liabilities arising from the failure to perform such obligations.

(e) Without waiving such default, apply all or any part of the Security Deposit and/or any unapplied Prepaid Rent to cure the default or to any damages suffered as a result of the default to the extent of the amount of damages suffered. Tenant shall reimburse Landlord for the amount of such depletion of the Security Deposit and/or any Prepaid Rent on demand.

(f) Exercise any and all other remedies available to Landlord in this Lease, at law or in equity.

Section 8.3 Limitation on Duty to Relet or Mitigate. Landlord shall not be obligated to relet the Premises before leasing any other unoccupied portions of the Project and any other property under the ownership or control of Landlord. If Landlord receives any payments from the reletting of the Premises and is required to mitigate damages (despite the intent of the parties hereunder), any such payment shall first be applied to any costs or expenses incurred by Landlord as a result of Tenant's Default under this Lease.

Section 8.4 Reentry. If Tenant fails to allow Landlord to reenter and repossess the Premises, Landlord shall have full and free license to enter into and upon the Premises with or without process of law for the purpose of repossessing the Premises, expelling or removing Tenant and any others who may be occupying or otherwise within the Premises, removing any and all property therefrom and changing all door locks of the Premises. Landlord may take these actions without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer, without accepting surrender of possession of the Premises by Tenant, and without incurring any liability for any damage resulting therefrom, including without limitation any liability arising under applicable state law and without relinquishing Landlord's right to Rent or any other right given to Landlord hereunder or by operation of law or in equity, Tenant hereby waiving any right to claim damage for such reentry and expulsion, including without limitation any rights granted to Tenant by applicable state law.

Section 8.5 Rights of Landlord in Bankruptcy. Nothing contained in this Lease shall limit or prejudice the right of Landlord to prove for and obtain in proceedings for bankruptcy or insolvency, by reason of the expiration or termination of this Lease or the termination of Tenant's right of occupancy, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater, equal to, or less than the amount of the loss or damages referred to in this Section 8.5. In the event that under applicable law, the trustee in bankruptcy or Tenant has the right to affirm this Lease and continue to perform the obligations of Tenant hereunder, such trustee or Tenant shall, in such time period as may be permitted by the bankruptcy court having jurisdiction, cure all defaults of Tenant hereunder outstanding as of the date of the affirmance of this Lease and provide to Landlord such adequate assurances as may be necessary to ensure Landlord of the continued performance of Tenant's obligations under this Lease.

Section 8.6 Waiver of Certain Rights. To the extent permitted by applicable law, Tenant hereby expressly waives any and all rights Tenant may have under applicable state law to redeem this Lease or any other similar right to recover possession of the Premises.

Section 8.7 NonWaiver. Failure on the part of either party to complain of any action or nonaction on the part of the other party, no matter how long the same may continue, shall not be deemed to be a waiver by such party of any of its rights under this Lease. Further, it is covenanted and agreed that no waiver at any time of any of the provisions hereof by either party shall be construed as a waiver of any of the other provisions hereof and that a waiver at any time of any of the provisions hereof shall not be construed as a waiver at any subsequent time of the same provisions. The consent or approval by either party to or of any action by the other party requiring such party's consent or approval shall not be deemed to waive or render unnecessary such party's consent or approval to or of any subsequent similar act by either party.

Section 8.8 Holding Over. In the event Tenant remains in possession of the Premises after the expiration or termination of this Lease without the execution of a new lease, then Tenant, at Landlord's option, shall be deemed to be occupying the Premises as a tenant at will at a base rental equal to one hundred fifty percent (150%) of the then applicable Base Rent, and shall otherwise remain subject to all the conditions, provisions and obligations of this Lease insofar as the same are applicable to a tenancy at will, including without limitation the payment of all other Rent; provided, however, nothing contained herein shall require Landlord to give Tenant more than thirty (30) days prior written consent to terminate Tenant's tenancy-at-will. No holding over by Tenant after the expiration or termination of this Lease shall be construed to extend or renew the Term or in any other manner be construed as permission by Landlord to hold over. Tenant shall indemnify Landlord (y) against all claims for damages by any other tenant to whom Landlord may have leased all or any part of the Premises effective upon the termination or expiration of this Lease, and (z) for all other losses, costs and expenses, including reasonable attorneys' fees, incurred by reason of such holding over.

Section 8.9 Abandonment of Personal Property. Any personal property left in the Premises or any personal property of Tenant left about the Project at the expiration or within five (5) business days after the earlier termination of this Lease or the termination of Tenant's right to occupy the Premises or the abandonment, desertion or vacating of the Premises by Tenant, shall be deemed abandoned by Tenant and may, at the option of Landlord, be immediately removed from the Premises or such other space by Landlord and stored by Landlord at the full risk, cost and expense of Tenant. Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. In the event Tenant does not reclaim any such personal property and pay all costs for any storage and moving thereof within thirty (30) days after the expiration or termination of this Lease, the termination of Tenant's right to occupy the Premises or the abandonment, desertion or vacating of the Premises by Tenant, Landlord may dispose of such personal property in any way that it deems proper. If Landlord shall sell any such personal property, it shall be entitled to retain from the proceeds the amount of any Rent or other expenses due Landlord, together with the cost of storage and moving and the expense of the sale. Notwithstanding anything contained herein to the contrary, in addition to the rights provided herein with respect to any such property, Landlord shall have the option of exercising any of its other rights or remedies provided in the Lease or exercising any rights or remedies available to Landlord at law or in equity.

ARTICLE IX.

Section 9.1 Transfers. Tenant shall not, by operation of law or otherwise, (a) assign, transfer, mortgage, pledge, hypothecate or otherwise encumber this Lease, the Premises or any part of or interest in this Lease or the Premises, (b) grant any concession or license within the Premises, (c) sublet all or any part of the Premises or any right or privilege appurtenant to the Premises, or (d) permit any other party to occupy or use all or any part of the Premises (collectively, a "Transfer"), without the prior written consent of Landlord. This prohibition against a Transfer includes, without limitation, (i) any subletting or assignment which would otherwise occur by operation of law other than due to merger, consolidation, reorganization, transfer or other change of Tenant's corporate or proprietary structure; (ii) an assignment or subletting to or by a receiver or trustee in any federal or state bankruptcy, insolvency, or other proceedings; (iii) the sale, assignment or transfer of all or substantially all of the assets of Tenant, with or without specific assignment of Lease; (iv) the change in control in a partnership; or
(v) conversion of Tenant to a limited liability entity. If Tenant requests Landlord's consent to any Transfer, then Tenant shall provide Landlord with a written description of all terms and conditions of the proposed Transfer, copies of the proposed documentation, and the following information about the proposed transferee: name and address; reasonably satisfactory information about its business and business history; its proposed use of the Premises; a copy of the proposed sublease or assignment agreement; banking, financial and other credit information; and general references sufficient to enable Landlord to determine the proposed transferee's creditworthiness and character. Landlord's consent to a Transfer shall not release Tenant from performing its obligations under this Lease, but rather Tenant's transferee shall assume all of Tenant's obligations under this Lease in a writing satisfactory to Landlord, and Tenant and its transferee shall be jointly and severally liable therefor. Landlord's consent to any Transfer shall not waive Landlord's rights as to any subsequent Transfer. While the Premises or any part thereof are subject to a Transfer, Landlord may collect directly from such transferee all rents or other sums relating to the Premises becoming due to Tenant or Landlord and apply such rents and other sums against the Rent and any other sums payable hereunder. If the aggregate rental, bonus or other consideration paid by a transferee for any such space exceeds the sum of (y) Tenant's Rent to be paid to Landlord for such space during such period and (z) Tenant's costs and expenses actually incurred in connection with such Transfer, including reasonable brokerage fees, reasonable costs of finishing or renovating the space affected and reasonable cash rental concessions, which costs and expenses are to be amortized over the term of the Transfer, then fifty percent (50%) of such excess shall be paid to Landlord within fifteen (15) days after such amount is earned by Tenant. Such arrearage amounts in the case of a sublease shall be calculated and adjusted (if necessary) on a Lease Year (or partial Lease Year) basis, and there shall be no cumulative adjustment for the Term. Landlord shall have the right upon prior written notice to Tenant to audit Tenant's books and records relating to the Transfer. Tenant authorizes its transferees to make payments of rent and any other sums due and payable, directly to Landlord upon receipt of notice from Landlord to do so. Any attempted Transfer by Tenant in violation of the terms and covenants of this Article IX shall be void and shall constitute a default by Tenant under this Lease. In the event that Tenant requests that Landlord consider a sublease or assignment hereunder, Tenant shall pay (i) Landlord's reasonable fees, not to exceed Five Hundred and 00/100 Dollars ($500.00) per transaction, incurred in connection with the consideration of such request, and
(ii) all attorneys' fees and costs incurred by Landlord in connection with the consideration of such request or such sublease or assignment.

      Notwithstanding any provision to the contrary, Tenant may assign this Lease or sublet the Premises without Landlord's consent (i) to any corporation or other entity that controls, is controlled by or is under common control with Tenant; (ii) to any corporation or other entity resulting from a merger, acquisition, consolidation or reorganization of, with or by Tenant; (iii) in connection with the sale of all or substantially all of the assets of Tenant, so long as Tenant provides evidence to Landlord in writing that such assignment or sublease complies with the criteria set forth in (i), (ii) or (iii) above and provided such assignee, subtenant or successor-in-interest expressly assumes Tenants' obligations and liabilities hereunder. No such assignment, sublease or transfer, however, shall release Tenant from any covenant, liability or obligation under this Lease.

Section 9.2 Assignment by Landlord. Landlord shall have the right at any time to sell, transfer or assign, in whole or in part, by operation of law or otherwise, its rights, benefits, privileges, duties, obligations or interests in this Lease or in the Premises, the Building, the Land, the Project and all other property referred to herein, without the prior consent of Tenant, and such sale, transfer or assignment shall be binding on Tenant. After such sale, transfer or assignment, Tenant shall attorn to such purchaser, transferee or assignee, and Landlord shall be released from all liability and obligations under this Lease accruing after the effective date of such sale, transfer or assignment, provided such transferee expressly assumes Landlord's obligations and liabilities hereunder.

Section 9.3 Limitation of Landlord's Liability. Any provisions of this Lease to the contrary notwithstanding, Tenant hereby agrees that no personal, partnership or corporate liability of any kind or character (including, without limitation, the payment of any judgment) whatsoever now attaches or at any time hereafter under any condition shall attach to Landlord or any of Landlord's Related Parties or any mortgagee of the Project for payment of any amounts payable under this Lease or for the performance of any obligation under this Lease. The exclusive remedies of Tenant for the failure of Landlord to perform any of its obligations under this Lease shall be to proceed against the interest of Landlord in and to the Project. The provision contained in the foregoing sentence is not intended to, and shall not, limit any right that Tenant might otherwise have to obtain injunctive relief against Landlord or Landlord's successors in interest or any suit or action in connection with enforcement or collection of amounts which may become owing or payable under or on account of insurance maintained by Landlord. In no event shall Landlord be liable to Tenant, or any interest of Landlord in the Project be subject to execution by Tenant, for any indirect, special, consequential or punitive damages.

ARTICLE X.

Section 10.1      Subordination.

Subject at all times to the provisions of Section 10.1(b) below, this Lease shall be subject and subordinated at all times to (a) all ground or underlying leases now existing or which may hereinafter be executed affecting the Project, and (b) the lien or liens of all mortgages and deeds of trust in any amount or amounts whatsoever now or hereafter placed on the Project or Landlord's interest or estate therein or on or against such ground or underlying leases and to all renewals, modifications, consolidations, replacements and extensions thereof and to each advance made or hereafter to be made thereunder. Tenant shall execute and deliver upon demand any instruments, releases or other documents reasonably requested by any lessor or mortgagee for the purpose of subjecting and subordinating this Lease to such ground leases, mortgages or deeds of trust; provided that the same is either in substantially the same form as, or will have substantially the same effect as the terms set forth in Exhibit H or otherwise reasonably approved by Tenant. Tenant shall attorn to any party succeeding to Landlord's interest in the Premises, whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease or otherwise, only upon such party's request and at such party's sole discretion but not otherwise. Tenant's automatic subordination to any future ground lease, mortgage or deed of trust is expressly conditioned upon this Lease and Tenant's rights hereunder not being disturbed so long as Tenant is not in default hereunder past any applicable notice and cure period. Notwithstanding the generality of the foregoing, any mortgagee or ground lessor may at any time subordinate any such deeds of trust, mortgages, other security instruments or ground leases to this Lease on such terms and conditions as such mortgagee or ground lessor may deem appropriate. Tenant hereby irrevocably appoints Landlord its attorney in fact in its name, place and stead to execute any such subordination, nondisturbance, and attornment documents in substantially the same form as Exhibit H which Tenant fails to execute within five (5) business days after demand therefor.

(b) Landlord and Tenant hereby agree to execute the Subordination, Non-Disturbance and Attornment Agreement ("SNDA") in the form attached hereto as Exhibit H and by this reference made a part hereof, with respect to the Deed of Trust filed or to be filed by NationsBank, N.A. against the Project. In the event that Tenant executes and delivers the SNDA to Landlord and Landlord fails, within thirty (30) days after Landlord's receipt of such SNDA, to cause NationsBank, N.A. to execute and deliver the SNDA, Tenant shall have the right to terminate this Lease by written notice to Landlord at any time after the expiration of such 30-day period but before Landlord so delivers the executed SNDA to Tenant. Landlord agrees to use commercially reasonable efforts to obtain a subordination, non-disturbance and attornment agreement from any future ground lessor, mortgagee or deed of trust holder for the Building in a form to be negotiated between Landlord, Tenant and the applicable mortgagee or deed of trust holder, approval of which by Tenant and Landlord shall not be unreasonably withheld, conditioned or delayed, providing, inter alia, that as long as Tenant is not in default hereunder, Tenant's right of possession and other leasehold rights shall not be disturbed in the event of a foreclosure of such ground lease, mortgage or deed of trust which Tenant agrees to execute and deliver to such ground lessor, mortgagee or deed of trust holder; and upon obtaining same, Tenant agrees to promptly execute and deliver such agreement to Landlord.

Section 10.2 Estoppel Certificate or Three-Party Agreement. Tenant agrees within ten (10) business days following request by Landlord (a) to execute, acknowledge and deliver to Landlord and any other persons specified by Landlord, a certificate or three-party agreement among Landlord, Tenant and/or any third party dealing with Landlord, certifying (i) that this Lease is unmodified and in full force and effect, or, if modified, stating the nature of such modification

(ii) the date to which the Rent and other charges are paid in advance, if any,
(iii) that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or so specifying such defaults, if any, as are claimed and/or (iv) any other matters as such third party may reasonably require in connection with the business dealings of Landlord and/or such third party and
(b) to deliver to Landlord current publicly available financial statements of Tenant, including a balance sheet and a profit and loss statement for at least two (2) years, if available, all prepared in accordance with generally accepted accounting principles consistently applied. Tenant's failure to deliver such certificate or three-party agreement within such ten (10) business day period shall be conclusive upon Tenant (x) that this Lease is in full force and effect without modification except as may be represented by Landlord, (y) that to Tenant's knowledge there are no uncured defaults in Landlord's performance, and
(z) that no Rent has been paid in advance except as set forth in this Lease. Tenant hereby irrevocably appoints Landlord its attorney in fact in its name, place and stead to execute any such certificate or three-party agreement which Tenant fails to execute within such ten (10) business day period.

Section 10.3 Notices. Any notice, request, approval, consent or other communication required or contemplated by this Lease must be in writing, unless otherwise in this Lease expressly provided, and may be given or be served by depositing the same in the United States Postal Service, postpaid and certified and addressed to the party to be notified, with return receipt requested, or by delivering the same in person to such party (or, in case of a corporate party, to an officer of such party), or by prepaid telegram or express overnight mail service, when appropriate, addressed to the party to be notified. Notice deposited in the mail in the manner hereinabove described shall be effective from and after three (3) days (exclusive of Saturdays, Sundays and postal holidays) after such deposit. Notice given in any other manner shall be effective only if and when delivered to the party to be notified or at such party's address for purposes of notice as set forth herein. For purposes of notice the addresses of the parties shall, until changed as herein provided, be as provided on the first page of this Lease; provided, that any notices sent to Landlord will only be effective if copies thereof are simultaneously sent to Brookdale Investors Two, L.P., 3343 Peachtree Road, N.E., Suite 510, Atlanta, Georgia 3O326, Attention: Mr. Fred Henritze, and Brookdale Investors Two, L.P., Capital Associates, 1100 Crescent Green, Suite 115, Cary, North Carolina 27511
Attention: Concourse Lakeside, Property Manager. The parties hereto shall have the right from time to time to change their respective addresses by giving at least fifteen (15) days' written notice to the other party in the manner set forth in this Section 10.3.

ARTICLE XI.

Section 11.1      [Intentionally Omitted].

Section 11.2 Rights and Remedies Cumulative. The rights and remedies of Landlord under this Lease shall be nonexclusive and each right or remedy shall be in addition to and cumulative of all other rights and remedies available to Landlord under this Lease or at law or in equity. Pursuit of any right or remedy shall not preclude pursuit of any other rights or remedies provided in this Lease or at law or in equity, nor shall pursuit of any right or remedy constitute a forfeiture or waiver of any Rent due to Landlord or of any damages accruing to Landlord by reason of the violation of any of the terms of this Lease.

Section 11.3 Legal Interpretation. This Lease and the rights and obligations of the parties hereto shall be interpreted, construed and enforced in accordance with the laws of the state in which the Building is located and the United States. The determination that one or more provisions of this Lease is invalid, void, illegal or unenforceable shall not affect or invalidate any other provision of this Lease, and this Lease shall be construed as if such invalid, illegal or unenforceable provision had never been contained in this Lease, and, so far as is reasonable and possible, effect shall be given to the intent manifested by the portion held invalid or inoperative. All obligations of either party hereunder not fully performed as of the expiration or termination of the Term of this Lease shall survive the expiration or termination of the Term of this Lease and shall be fully enforceable in accordance with those provisions pertaining thereto. Article and section titles and captions appearing in this Lease are for convenient reference only and shall not be used to interpret or limit the meaning of any provision of this Lease. No custom or practice which may evolve between the parties in the administration of the terms of this Lease shall waive or diminish the right of Landlord or Tenant to insist upon the performance by the other in strict accordance with the terms of this Lease. This Lease is for the sole benefit of Landlord and Tenant, and, without the express written consent thereto, no third party shall be deemed a third party beneficiary hereof. Landlord and Tenant agree that this Lease supersedes and cancels any and all previous statements, negotiations, arrangements, brochures, agreements and understandings, if any, between Landlord and Tenant with respect to the subject matter of this Lease or the Premises and that this Lease, including written extrinsic documents referred to herein, is the entire agreement of the parties, and that there are no representations, understandings, stipulations, agreements, warranties or promises (express or implied, oral or written) between Landlord and Tenant with respect to the subject matter of this Lease or the Premises. It is likewise agreed that this Lease may not be altered, amended, changed or extended except by an instrument in writing signed by both Landlord and Tenant. The terms and provisions of this Lease shall not be construed against or in favor of a party hereto merely because such party is the "Landlord" or the "Tenant" hereunder or because such party or its counsel is the draftsman of this Lease. All references to days in this Lease and any Exhibits or Addenda hereto mean calendar days, not working or business days, unless otherwise stated.

Section 11.4 Tenant's Authority. Both Tenant and the person executing this Lease on behalf of Tenant (in such person's capacity as an officer of Tenant only and not personally) warrant and represent unto Landlord that (a) Tenant is a duly organized and validly existing legal entity, in good standing and qualified to do business in the state in which the Building is located, with no proceedings pending or contemplated for its dissolution or reorganization, voluntary or involuntary, (b) Tenant has full right, power and authority to execute, deliver and perform this Lease, (c) the person executing this Lease on behalf of Tenant is authorized to do so, and (d) upon request of Landlord, such person will deliver to Landlord satisfactory evidence of the matters set forth in this Section.

Section 11.5 Brokers. Landlord and Tenant warrant and represent to the other that it has not dealt with any real estate broker and/or salesman other than Capital Associates who represented

Landlord in connection with the negotiation or execution of this Lease and no such broker or salesman has been involved in connection with this Lease, and each party agrees to defend, indemnify and hold harmless the other party from and against any and all costs, expenses, attorneys' fees or liability for any compensation, commission and charges claimed by any real estate broker and/or salesman (other than the aforesaid brokers) due to acts of such party or such party's representatives.

Section 11.6 Consents by Landlord. In all circumstances under this Lease where the prior consent or permission of Landlord is required before Tenant is authorized to take any particular type of action, such consent must be in writing and shall not be unreasonably withheld or delayed, unless the provision specifically provides to the contrary.

With respect to any provision of this Lease which provides that Landlord shall not unreasonably withhold or unreasonably delay any consent or any approval, Tenant, in no event, shall be entitled to make nor shall Tenant make any claim for, and Tenant hereby waives any claim for money damages; nor shall Tenant claim any money damages by way of setoff, counterclaim or defense, based upon any claim or assertion by Tenant that Landlord has unreasonably withheld or unreasonably delayed any consent or approval, but Tenant's remedy shall be an action or proceeding to enforce any such provision, or for specific performance, injunction or declaratory judgment or for a breach of this Lease.

Section 11.7 Joint and Several Liability. If there is more than one Tenant, then the obligations hereunder imposed upon Tenant shall be joint and several. If there is a guarantor of Tenant's obligations hereunder, then the obligations hereunder imposed upon Tenant shall be the joint and several obligations of Tenant and such guarantor, and Landlord need not first proceed against Tenant before proceeding against such guarantor nor shall any such guarantor be released from its guaranty for any reason whatsoever.

Section 11.8 Independent Covenants. The obligation of Tenant to pay Rent and other monetary obligations provided to be paid by Tenant under this Lease and the obligation of Tenant to perform Tenant's other covenants and duties under this Lease constitute independent, unconditional obligations of Tenant to be performed at all times provided for under this Lease, save and except only when an abatement thereof or reduction therein is expressly provided for in this Lease and not otherwise, and Tenant acknowledges and agrees that in no event shall such obligations, covenants and duties of Tenant under this Lease be dependent upon the condition of the Premises or the Project, or the performance by Landlord of its obligations hereunder.

Section 11.9 Attorneys' Fees and Other Expenses. In the event either party hereto defaults in the faithful performance or observance of any of the terms, covenants, provisions, agreements or conditions contained in this Lease, the party in default shall be liable for and shall pay to the nondefaulting party all expenses incurred by such party in enforcing any of its remedies for any such default, and if the nondefaulting party places the enforcement of all or any part of this Lease in the hands of an attorney, the party in default agrees to pay the nondefaulting party's reasonable attorneys' fees in connection therewith.

Section 11.10 Recording. Neither Landlord nor Tenant shall record this Lease. Upon the request of Tenant, Landlord shall execute and deliver to Tenant a Memorandum of Lease in the form attached hereto as Exhibit H and by this reference made a part hereof. Tenant shall bear all costs associated with the recordation of such Memorandum of Lease. Upon termination or expiration of this Lease, Tenant shall, upon ten (10) days prior written notice, execute an instrument terminating or canceling the memorandum of lease. In the event that Tenant does not so execute such an instrument, Tenant has appointed and does hereby appoint Landlord as its authorized agent solely for the purpose of executing such an instrument on Tenant's behalf.

Section 11.11 Disclaimer; Waiver of Jury Trial. LANDLORD AND TENANT EXPRESSLY ACKNOWLEDGE AND AGREE, AS A MATERIAL PART OF THE CONSIDERATION FOR LANDLORD'S ENTERING INTO THIS LEASE WITH TENANT, THAT, EXCEPT AS OTHERWISE SET FORTH IN THIS LEASE, LANDLORD HAS MADE NO WARRANTIES TO TENANT AS TO THE USE OR CONDITION OF THE PREMISES OR THE PROJECT, EITHER EXPRESS OR IMPLIED, AND LANDLORD AND TENANT EXPRESSLY DISCLAIM ANY IMPLIED WARRANTY THAT THE PREMISES OR THE PROJECT ARE SUITABLE FOR TENANT'S INTENDED COMMERCIAL PURPOSE OR ANY OTHER WARRANTY (EXPRESS OR IMPLIED) REGARDING THE PREMISES OR THE PROJECT, EXCEPT AS EXPRESSLY SET FORTH IN THIS LEASE, LANDLORD AND TENANT EXPRESSLY AGREE THAT THERE ARE NO, AND SHALL NOT BE ANY, IMPLIED WARRANTIES OF MERCHANTABILITY, HABITABILITY, FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER KIND ARISING OUT OF THIS LEASE, ALL SUCH OTHER EXPRESS OR IMPLIED WARRANTIES IN CONNECTION HEREWITH BEING EXPRESSLY DISCLAIMED AND WAIVED.

LANDLORD AND TENANT WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY SUMMARY OR DISPOSESSORY ACTION OR PROCEEDING INITIATED BY LANDLORD TO RECOVER POSSESSION THE PREMISES. THIS WAIVER IS KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY MADE BY TENANT AND TENANT ACKNOWLEDGES THAT NEITHER LANDLORD NOR ANY PERSON ACTING ON BEHALF OF LANDLORD HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. TENANT FURTHER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS LEASE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. TENANT FURTHER ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS THE MEANING AND RAMIFICATIONS OF THIS WAIVER PROVISION AND AS EVIDENCE OF SAME HAS EXECUTED THIS LEASE.

Section 11.12 No Access to Roof. Tenant shall have no right of access to the roof of the Premises or the Building except as set forth in Special Stipulation No. 9 in Exhibit C.

Section 11.13 Parking. Tenant's occupancy of the Premises shall include the use of [REDACTED] unreserved parking spaces, which shall be used in common with other tenants, invitees and visitors of the Building. Tenant shall have the right to park in the Building parking facilities in common with other tenants of the Building upon such terms and conditions as established by Landlord at any time during the term of this Lease. Tenant agrees not to overburden the parking facilities and agrees to cooperate with Landlord and other tenants in use of the parking facilities. Landlord reserves the right in its absolute discretion to determine whether the parking facilities are becoming overburdened and to allocate and assign parking spaces among Tenant and other tenants, and to reconfigure the parking area and modify the existing ingress to and egress from the parking area as Landlord shall deem appropriate.

Section 11.14 No Accord or Satisfaction. No payment by Tenant or receipt by Landlord of a lesser amount than the Rent and other sums due hereunder shall be deemed to be other than on account of the earliest Rent or other sums due, nor shall any endorsement or statement on any check or accompanying any check or payment be deemed an accord and satisfaction; and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or other sum and to pursue any other remedy provided in this Lease.

Section 11.15 Acceptance. The submission of this Lease by Landlord does not constitute an offer by Landlord or other option for, or restriction of, the Premises, and this Lease shall only become effective and binding upon Landlord, upon full execution hereof by Landlord and delivery of a signed copy to Tenant.

Section 11.16 Waiver of Counterclaim. Tenant hereby waives the right to interpose any nonmandatory or noncompulsory counterclaim of whatever description in any summary proceeding.

Section 11.17 Time Is of the Essence. Time is of the essence of this Lease. Unless specifically provided otherwise, all references to terms of days or months shall be construed as references to calendar days or calendar months, respectively.

Section 11.18 Counterparts. This Lease may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but such counterparts shall together constitute one and the same instrument.

Section 11.19 Covenant of Quiet Enjoyment. So long as Tenant is not in default hereunder, past any applicable notice and cure period, Landlord hereby covenants and agrees that this Lease and Tenant's right of possession shall not be disturbed by any party claiming by, through or under Landlord.

Section 11.20 Regulatory Disclosure. Landlord and Tenant acknowledge and agree that Tenant may be required by applicable federal securities law to disclose and file with the Securities and Exchange Commission this Lease. In such event, Tenant shall make all reasonable efforts to maintain the confidentiality of all economic terms of this Lease.

IN TESTIMONY WHEREOF, the parties hereto have executed this Lease as of the day and year first above written.

LANDLORD:

CONCOURSE LAKESIDE I, LLC a Delaware limited liability company

By:   Brookdale Investors Two, L.P., a Delaware limited partnership, its sole member

By: Brookdale Partners II, LLC, a Georgia limited liability company, its sole General Partner

By:   ______________________________
Fred H. Henritze, its Manager

                              TENANT:

      MIDWAY AIRLINES CORPORATION,
                                    a Delaware corporation

                        By:
                                      Name:
                                     Title:

219068

EXHIBIT A

LEGAL DESCRIPTION OF LAND

[to be provided by Management Company]

EXHIBIT B

FLOOR PLAN OF PREMISES

[to be provided by Management Company]

EXHIBIT C

SPECIAL STIPULATIONS

These Special Stipulations are hereby incorporated into this Lease and in the event that they conflict with any provisions of this Lease, these Special Stipulations shall control.

1. Tenant shall take early occupancy of a portion of the Premises consisting of approximately 30,500 rsf of space as more particularly shown on Exhibit B (the "Early Occupancy Premises") as of October 8, 1998 subject to the Early Occupancy Premises being substantially complete in accordance with the terms of Exhibit E. If and to the extent that any delay by Landlord in delivering the Early Occupancy Premises is caused by a Tenant Delay, the Commencement Date with respect to the Early Occupancy Premises shall continue to be October 8, 1998. Tenant's possession of the Early Occupancy Premises shall be on all of the other terms and conditions of this Lease and Tenant shall pay to Landlord all Base Rent and additional rent that would have otherwise been due with respect to the Early Occupancy Premises had the Commencement Date already occurred calculated based upon the rentable area of the Early Occupancy Premises and the Base Rent per square foot set forth in Section 3.1 of this Lease.

2. Landlord and Tenant acknowledge and agree that electricity serving the Premises shall be separately metered as part of Tenant's Work. The cost of separately metering shall be Tenant's sole cost and expense, subject to the application of the Tenant Improvement Allowance (as that term is defined in Exhibit E). Tenant shall pay to Landlord or the supplying utility company all such electrical costs and if paid to Landlord, such costs shall be considered additional rent hereunder.

3.    [REDACTED]

4. So long as this Lease is in full force and effect and Tenant is not in default thereunder, Tenant shall have the right, at its sole cost and expense, to install and maintain one (1) identification sign on the Building, subject to the following terms and conditions:

The design, location, construction, size and all other aspects of such signage shall be subject to Landlord's prior approval, which approval shall not be unreasonably withheld.

The expense of installing, constructing, maintaining and removing the sign shall be the sole cost and expense of Tenant and shall be paid directly by Tenant. Notwithstanding the foregoing, Tenant shall have the right to use the Tenant Improvement Allowance to pay for such costs. Tenant shall be responsible for all costs and expenses associated with such signage and Tenant shall promptly repair any damage to the Building resulting from the installation, construction, maintenance or removal of such signage. Upon the termination or expiration of this Lease, Tenant shall promptly remove the sign at its sole cost and expense.

Tenant agrees to indemnify and hold Landlord harmless for any cost, expense, loss (normal wear and tear excepted) or other liability associated with the installation, construction, maintenance and removal of the sign.

The sign shall also be subject to the review and approval of the Concourse Architectural Review Committee and should be subject to all laws, ordinances and regulations promulgated by the City of Morrisville, North Carolina.

So long as this Lease is in full force and effect and Tenant is not in default in the performance of any of the covenants or terms and conditions of this Lease at the time of notification to Landlord or at the time of commencement of the Renewal Period, as that term is hereinafter defined, Tenant shall have the option (the "Renewal Option") to renew the Term for the entire Premises (including any Expansion Space or Right of First Offer Space then being leased by Tenant) for one (1) additional period of five (5) years (the "Renewal Period") at the Prevailing Market Rate (as hereinafter defined). Tenant shall provide Landlord with twelve (12) months prior written notice of its desire to renew this Lease. Landlord shall provide Tenant with a written proposal setting forth its good faith determination of the Prevailing Market Rate to renew this Lease for five (5) additional years within thirty (30) days of such notice. Tenant shall have thirty (30) days from receipt of Landlord's proposal to either accept such proposal or to not extend this lease term. As used in this Lease, the term "Prevailing Market Rate" shall mean the annual base rental rate then being charged in the I-40 submarket including Cary, Durham, and Morrisville, North Carolina for space comparable to the space for which the Prevailing Market Rate is being determined (taking into consideration use, location and/or floor level within the applicable building, definition of net rentable area, leasehold improvements provided, quality and location of the applicable building, rental concessions [such as abatements or lease assumption], credit-worthiness of other tenants and the time the particular rate under consideration became effective). It is agreed that bona fide written offers to lease the Premises or comparable space made to Landlord by third parties (at arm's length) may be used by Landlord as an indication of the Prevailing Market Rate. In the event that Landlord and Tenant are unable to agree upon the Prevailing Market Rate within thirty (30) days after Landlord's determination of the same, this Extension Option and Tenant's exercise of the same shall be void and of no further force or effect; subject, however, to the enforcement of any legal remedy Tenant may exercise with respect to a breach by Landlord of the terms of this Section 5.

[REDACTED]

9. So long as this Lease is in full force and effect and Tenant is not is not in default thereunder, Tenant shall have the right, at its sole cost and expense, to install and maintain one (1) generator (diesel powered) to serve the Premises (the "Generator") subject to the following terms and conditions:

The Generator shall be located in the area designated on Exhibit I attached hereto and by this reference made a part hereof. The design, construction, size and all other aspects of such

Generator and the construction of the area around the Generator shall be subject to Landlord's prior approval, which approval shall not be unreasonable withheld.

The expense of installing, constructing, maintaining and removing the Generator shall be the sole cost and expense of Tenant and shall be paid directly by Tenant. Notwithstanding the foregoing, Tenant shall have the right to use the Tenant Improvement Allowance to pay for such costs. Tenant shall be responsible for all costs and expenses associated with such Generator and Tenant shall promptly repair any damage to the Building or the Project resulting from the installation, construction, maintenance or removal of such Generator. Upon the termination or expiration of this Lease, Tenant shall promptly remove the Generator at its sole cost and expense. Landlord and Tenant acknowledge and agree that Tenant shall retain title to the Generator notwithstanding that the Generator shall become attached to the Project.

Landlord acknowledges that Tenant shall have the exclusive right to use the Generator.

Tenant agrees to indemnify and hold Landlord harmless for any cost, expense, loss (normal wear and tear excepted) or other liability associated with the installation, construction, maintenance and removal of the Generator.

Tenant shall, at its sole cost and expense, comply with all applicable local, state and federal laws, ordinances and regulations in connection with the installation, maintenance, use and removal of the Generator.

Satellite Dish

a. Subject to the terms and conditions set forth in this Special Stipulation and so long as Tenant is not in default under the Lease past any applicable notice and cure period, Landlord hereby grants to Tenant a license (the "License") to:
(1) install, maintain and operate a satellite dish or dishes on the roof of the Building, including necessary wiring and cabling (collectively, the "Satellite Equipment") of a size (not to exceed 8 feet in diameter) and in a location approved by Landlord which approval shall not be unreasonably withheld, conditioned or delayed, (2) use, in common with others, common utility conduits and shafts within the Building and connecting the Premises to the Satellite Equipment for the purpose of installing, operating and maintaining the Satellite Equipment and for connecting the Satellite Equipment to the Premises by means of coaxial or other wire or cable through common utility shafts and conduits located in the Building. Landlord shall designate the portions or areas of the Building or the common area to be used by Tenant.

b. Tenant shall pay to Landlord, as additional Rent, on a monthly basis, the actual costs incurred by Landlord in furnishing electric power for the operation of the Satellite Equipment. Landlord and Tenant agree that Landlord may install, at Tenant's sole cost, a meter to monitor Tenant's use of electricity furnished by Landlord in the operation of the Satellite Equipment.

c. All of the Satellite Equipment installed shall be and remain the sole property of Tenant, and Tenant shall, upon the expiration or earlier termination of the Lease, remove the Satellite

Equipment (including all installation and anchoring hardware) installed and surrender the area used by Tenant in substantially the same condition existing prior to the installation of the Satellite Equipment, normal wear and tear, fire or other casualty excepted. Tenant shall be liable for, and shall promptly reimburse Landlord for, the cost of repairing all damage done to the Building by Tenant's removal, including filling and sealing any holes or cavities left by the removal of installation or anchoring hardware, normal wear and tear, fire or other casualty excepted.

d. Tenant shall, at its sole cost and expense, and at its sole risk, install the Satellite Equipment in a good and workmanlike manner, and in compliance with all building, electric, communications, and safety codes, ordinances, standards, regulations and requirements of the Federal Government, including, without limitation, the Federal Communications Commission (the "FCC") or any successor agency having jurisdiction over radio or telecommunications, the State of North Carolina, and the County of Wake. Tenant shall install the Satellite Equipment in an aesthetically pleasing manner and shield or screen the Satellite Equipment from public view. Tenant hereby agrees to conduct the installation and maintenance of the Satellite Equipment in a good and workmanlike manner so as to not interfere with other tenants. Tenant shall deliver to Landlord Tenant's plans and specifications for the installation of the Satellite Equipment and for the screening for review and approval by Landlord's engineer not less that thirty (30) days prior to commencing installation of the Satellite Equipment. Tenant shall fence and screen the Satellite Equipment so as to minimize any risks and to ensure that the Satellite Equipment does not create a nuisance. Tenant shall not commence installation of the Satellite Equipment without prior written consent of Landlord which consent shall not be unreasonably withheld or delayed. In no event shall Tenant's installation of the Satellite Equipment damage the Building or existing structure on the Building, or interfere with the maintenance of the Building, any system currently serving the Building, any radio or telecommunications equipment currently being operated from or within the Building or in any manner invalidate any existing warranties in place on the Building, or the improvements to the Building. Tenant shall notify Landlord upon completion of the installation of the Satellite Equipment, and Landlord shall have ten (10) days after installation of the Satellite Equipment in which to inspect the installation. Tenant shall not commence operation of the Satellite Equipment until Landlord has approved the installation. Landlord's review and approval of the plans and specifications for the installation of the Satellite Equipment and Landlord's supervision and inspection of such installation shall not be construed in any way as approval by Landlord of the adequacy or safety of the installation of the Satellite Equipment or a waiver of any of Landlord's rights hereunder, and Tenant shall be solely responsible for the adequacy and safety of the installation and operation of the Satellite Equipment and solely liable for any damages or injury arising out of such installation, operation and removal. Tenant shall pay to Landlord upon demand the cost of repairing any damage to the Building caused by such installation. The Satellite Equipment shall be connected to Landlord's power supply in strict compliance with all applicable building, electrical, fire and safety codes. Landlord shall not be liable to Tenant for any stoppages or shortages of electrical power furnished to the Equipment Space Area because of any act, omission, or requirement of the public utility serving the Building, or the act or omission of any other tenant, licensee or contractor of the Building, or for any other cause, and Tenant shall not be entitled to any rental abatement for any such stoppage or shortage of electrical power.

e. Landlord agrees that Tenant shall have access to the Satellite Equipment for the purpose of installing, operating, maintaining, repairing and removing such Satellite Equipment; provided, however, that such access shall be limited to authorized engineers or employees of Tenant, or persons under their direct supervision. Landlord shall have no responsibility or liability for the conduct or safety of any of Tenant's representatives, repair, maintenance and engineering personnel or employees while in any part of the Building or on the roof, it being understood and agreed that except as otherwise provided herein, Tenant shall be solely liable for any injury to or death of any such person from any cause resulting from the installation, operation, maintenance, repair, inspection, use or removal of such equipment by Tenant or its agents, employees, representatives, contractors or invitees.

f. Tenant shall operate the Satellite Equipment in strict compliance with Landlord's rules and regulations, now or hereafter promulgated, and all applicable statutes, codes, rules, regulations, standards and requirements of all federal, state, and local governmental boards, authorities and agencies including, without limitation, the FCC (collectively, the "Regulations") and, to the extent the same do not conflict with or are more restrictive than the Regulations, the rules and regulations now or hereafter promulgated by Landlord. Throughout the Lease term, Tenant shall operate the Satellite Equipment at its own risk, and Tenant shall be solely responsible throughout the term of this Lease for maintaining, servicing and repairing the Satellite Equipment and to the extent the same is not covered by the insurance which Landlord is required to carry under this Lease, for repairing any damage to the Building or any systems serving the Building caused by the Satellite Equipment or any act, negligence or misconduct of Tenant, Tenant's employees, agents or contractors, while using, servicing, repairing or maintaining the Satellite Equipment. Tenant, prior to installing the Satellite Equipment, shall have, and shall deliver to Landlord, copies of all required permits, licenses and consents to install and operate the Satellite Equipment, and Tenant shall install the Satellite Equipment in compliance with the Regulations and the technical standards approved by Landlord. During the Lease term, Tenant shall operate and maintain the Satellite Equipment in strict compliance with the Regulations and the technical standards approved by Landlord. If, at any time during the term of this Lease, Landlord desires Tenant to remove or relocate the Satellite Equipment to allow Landlord to repair or replace the Building roof or to perform any maintenance function on the Building, Tenant, upon reasonable prior written notice from Landlord (which shall not be less than thirty (30) days except in the event of an emergency), shall be required to relocate or remove the Satellite Equipment at Tenant's sole cost to allow Landlord to repair or replace the roof; provided Landlord makes other space available to Tenant for the Satellite Equipment on a temporary basis. If Tenant fails to relocate or remove the Satellite Equipment after reasonable prior written notice, Landlord shall be entitled to relocate or remove the Satellite Equipment at Tenant's sole cost, and Landlord shall not be liable for resulting damage, if any, to the Satellite Equipment. The operation of the Satellite Equipment shall not interfere with the maintenance or operation of the Building, or any system now or hereafter serving the Building, or the operation of any existing radio, microwave, Satellite or telecommunications equipment operated on or from the Building. In the event that the operation of the Satellite Equipment would violate any of the terms or conditions of this Subsection (f), Tenant agrees to either cure such violation or suspend operation of the Satellite Equipment within forty-eight (48) hours after notice from Landlord of such violation, and not to resume operation of the Satellite Equipment until such operation is in strict compliance with all of the requirements of this Subsection (f). In the event Tenant refuses to either cure such violation or suspend operation of the Satellite Equipment when so notified by Landlord, or in the event of any emergency, Landlord shall have the right to either cure such violation or suspend the supply of electric power to the Satellite Equipment, and Landlord shall have no liability to Tenant, and Tenant shall have no right to a rental abatement for such suspension.

g. During the term hereof, Landlord reserves the right to grant licenses for space on the roof of the Building, for the operation of other satellite, radio, microwave, satellite and telecommunications equipment by other tenants and licensees; provided, however, that such other equipment shall not hinder or unreasonably interfere with Tenant's installation, operation, maintenance, or repair of the Satellite Equipment.

Throughout the Lease term, Tenant hereby agrees to indemnify and hold Landlord, its agents, employees, contractors and representatives, harmless from and against any and all costs, claims, damages (including, but not limited to, any damage to the Building, the roof or Landlord's property), causes of action and liability which may arise by reasons of any occurrence attributable to or arising out of Tenant's installation, maintenance, use, repair, operation or removal of any of the Satellite Equipment, including, without limitation, any claim or cause of action for injury to or death of any person or damage to any property arising therefrom. Tenant agrees to defend any claim, cause of action or demand against Landlord, its agents and employees, arising out of any such occurrence, excepting the gross negligence or willful misconduct of Landlord, its employees, agents or contractors or a breach by Landlord of its obligations under this Lease. In addition, Tenant shall, upon thirty (30) days prior written notice from Landlord, reimburse Landlord for all costs and expenses incurred by Landlord as a result of Tenant's operation of the Satellite Equipment, including damages to the Building and additional expenses Landlord incurs attributable to the Satellite Equipment. In addition to the types and amounts of insurance set forth in the Lease, Tenant shall ensure that all individuals or entities maintaining, repairing, installing or removing the Satellite Equipment on Tenant's behalf shall have general liability insurance of not less than One Million Dollars ($1,000,000.00) inclusive and name Landlord, Tenant and Landlord's authorized agents as additional insureds.

[REDACTED]

EXHIBIT D

COMMENCEMENT DATE AGREEMENT

This Commencement Date Agreement (this "Agreement") is made and entered into this ____day of June, 1998, by and between CONCOURSE LAKESIDE I, LLC ("Landlord") and MIDWAY AIRLINES CORPORATION("Tenant").

WHEREAS, Landlord and Tenant entered into that certain Lease (the "Lease") dated ___________, 1998, with respect to certain premises located at 2900 Slater Road, Morrisville, North Carolina 27560, as such demised premises are more particularly described in the Lease.

WHEREAS, this Agreement is executed by Landlord and Tenant to confirm the Commencement Date and the Expiration Date, as those terms are defined in the Lease;

NOW, THEREFORE, for and in consideration of the demised premises and the mutual covenants expressed in the Lease, it is hereby agreed by Landlord and Tenant as follows:

1. The Premises were substantially complete and the Base Rent and Additional Rent (as such terms are defined in the Lease) commenced on _____________, 1998 (the "Commencement Date") and will expire on ___________, 2008 (the "Expiration Date").

2. This Agreement shall not be deemed or construed to alter or amend the Lease in any manner.

IN WITNESS WHEREOF, Landlord and Tenant have caused this Agreement to be executed as of the day and year first above written.

LANDLORD:

CONCOURSE LAKESIDE I, LLC a Delaware limited liability company

By:   Brookdale Investors Two, L.P., a Delaware limited partnership, its sole member

By:   Brookdale Partners II, LLC, a Georgia limited liability company, its
Sole General Partner

By:   ______________________________
Fred H. Henritze, its Manager

                              TENANT:

      MIDWAY AIRLINES CORPORATION,
                                    a Delaware corporation

                        By:
                                    Name:
                                    Title:

EXHIBIT E

WORK LETTER AGREEMENT

      The following provisions shall govern (A) the construction of the building shell which Landlord shall perform in accordance with the terms of this Exhibit E, (B) the preparation and approval process for the drawings and specifications for the buildout of the Premises, which Landlord shall perform in accordance with the terms of this Exhibit E, and (C) terms and conditions relating to contractors and subcontractors in connection with the build-out of the Premises.

Description of Landlord's Work. Subject to the terms and conditions of this Work Agreement, Landlord agrees to construct, at its sole cost and expense, a building shell which shall contain the following items("Landlord's Work"):
Ceiling tile installed
Ceiling grid installed
Parabolic light fixtures (1 per 100 SF, installed in the ceiling, but not switched)
Window mini blinds Building standard HVAC, with perimeter diffusers and flex duct installed
Electricity distributed into tenant space from main panel
Drywall ready to receive paint on perimeter walls.

General Matters regarding Plans and Specification. Landlord shall cause its architect and/or engineer to prepare "Tenant's Space Plans", the "Working Drawings" and the "Final Plans" (as such terms are defined below) for Tenant's work. The fees of the architect and engineer shall be paid by Landlord from the "Tenant Improvement Allowance", as defined below.

Tenant's Work. On or before June 3, 1998, Tenant shall submit to Landlord for Landlord's approval a space plan for the build out of the Premises ("Tenant's Space Plans") prepared by the architect showing the interior layout of the Premises and its integration with Building systems, core areas and the building shell improvements in sufficient detail to permit Landlord a reasonable opportunity to review and provide preliminary approval or comments regarding Tenant's proposed interior design. Landlord shall review and approve or disapprove of Tenant's Space Plans by the date set forth on the attached construction schedule, which approval shall not be unreasonably withheld, conditioned or delayed. If Landlord disapproves, either in whole or in part, of Tenant's Space Plans, Landlord shall provide to Tenant with reasonable specificity Landlord's reasons for its disapproval. Tenant shall promptly correct or otherwise address all disapproved items identified by Landlord.

Working Drawings and Final Plans. Landlord shall cause its architects and/or engineers to prepare and complete (i) preliminary architectural plans, construction drawings and mechanical, electrical and plumbing drawings for the Premises (the "Working Drawings"), including those base building improvements (such as HVAC and sprinkler distribution and the like) which are interior to the Premises or otherwise need to be coordinated with Landlord's Work in order to be performed properly, and (ii) the final drawings, plans, and specifications (the "Final Plans"), based on the Working Drawings, and Tenant hereby agrees to review, approve or otherwise cooperate with Landlord, its architect and/or engineers and contractors in such preparation and completion of the Working Drawings and the Final Plans, in accordance with and all as more particularly set forth on the construction schedule attached hereto as Exhibit E-1. No plans and specifications shall constitute the Final Plans hereunder unless and until the same have been approved in writing by both Landlord and Tenant.

Construction. Following the preparation and approval of Tenant's Space Plans and the Working Drawings, Landlord agrees to build-out the Premises according to the Final Plans. All construction for the Premises shall be awarded following a competitive bid format, with Capital Associates serving as construction manager ("Construction Manager"). The Construction Manager shall: (1) prepare a bid package approved by Landlord and Tenant; (2) either solicit bids from a minimum of three qualified general contractors approved by Landlord and Tenant or negotiate the contract price with one or more preferred contractors used by Landlord and approved by Tenant with final terms of contract to be subject to Tenant's review and approval which approval shall not be unreasonably withheld or conditioned; (3) prepare a bid analysis for review by Landlord and Tenant; and (4) award the bid to the lowest qualified general contractor (as approved by Tenant). On behalf of Landlord and Tenant, the Construction Manager shall supervise the construction for the Premises.

Tenant Allowance. All work shown on Tenant's Space Plans, the Working Drawings and the Final Plans shall be made by Landlord at Tenant's sole cost and expense, except Landlord agrees to provide to Tenant an allowance with respect to the Premises of [REDACTED] per rentable square foot (the "Tenant Improvement Allowance") (i.e., a [REDACTED]). Up to [REDACTED] rentable square foot [REDACTED] of such Tenant Improvement Allowance may be applied for the cost of all space planning, architectural and mechanical drawings. Any unused portion of the Tenant Improvement Allowance shall be retained by Landlord. Such Tenant Improvement Allowance shall be applied for the cost of all construction documents/drawings, actual construction costs (materials and labor), general contractor fees, and other costs and expenses relating to work contemplated by the Final Plans (such total costs hereinafter referred to as "Tenant Improvement Costs"). Tenant Improvement Costs shall not include, however, any overtime costs of the general contractor which were not in the original budget approved by Tenant or not expressly authorized by Tenant. To the extent that the Tenant Improvement Costs exceed the Tenant Improvement Allowance (a "Shortfall"), Landlord shall bill to Tenant the Shortfall throughout the construction process when payments are made or are due to be made to the general contractor, architect, engineer or other such contractor based upon Tenants pro rata share of any such payment (Tenant's pro rata share being the proportion that the Shortfall bears to the Tenant Improvement costs). Landlord shall submit payment requests to Tenant no more frequently than every two (2) weeks and such payment requests shall be paid by Tenant within 30 days after receipt.

Delay. If Landlord's architect does not complete preparation of Tenant's Space Plans and Working Drawings within the time periods specified above and on Exhibit E-1 due to Tenant's failure to timely assist in the preparation, review and approval of the same, and such delay causes Landlord to postpone substantial completion of the Premises or delays the Commencement Date or should Tenant or its agents fail to timely comply with all of the provisions of this Exhibit E or otherwise cause a delay in substantial completion (collectively, a "Tenant Delay"), then Tenant shall pay to Landlord on the date Rent would have commenced hereunder in the absence of such delay, a sum of money equivalent to the Rent for the Premises for the period during which Tenant would have been obligated to pay Rent to Landlord had not the Commencement Date been so delayed.

Changes to Tenant Plans. Tenant shall have the right to request changes in the Final Plans and any such change shall be initiated by Tenant by request to Landlord's architect and approved by Landlord and the general contractor. No change shall be permitted without the prior written consent of Landlord which as to nonstructural changes which do not effect building systems, shall not be unreasonably withheld. Further, if changes are made by Tenant to the Final Plans after Landlord's approval, and should these changes to Tenant's Final Plans cause Landlord to postpone substantial completion of the space or delay the Commencement Date and such postponement or delay is not attributable to a delay caused by Landlord or Landlord's architect or contractor, then Landlord shall have the right to refuse to permit the making of such changes unless and until Tenant shall have committed in writing, in a manner reasonably satisfactory to Landlord, to pay to Landlord on the date Rent would have commenced hereunder in the absence of such delay, a sum of money equivalent to the Rent for the Premises for the period during which Tenant would have been obligated to pay Rent to Landlord had not the Commencement Date been so delayed.

Tenant's Work. Notwithstanding anything to the contrary in this Exhibit E as between Landlord and Tenant only, Tenant shall be responsible for all work, construction and installation in the Premises which is not designated as Landlord's Work (including but not limited to all fixtures, furniture, equipment and other office installations) or part of the Base Building condition. Such work shall be referred to as "Tenant's Work," and shall be at Tenant's sole cost and expense subject to the application of the Tenant Improvement Allowance. Tenant's Work shall be considered an alteration for purposes of this Lease, and shall be subject to the provisions of Section 6.1 thereof. Prior to commencing Tenant's Work, Landlord's architect on behalf of Tenant shall submit drawings and specifications for Tenant's Work to Landlord, showing all aspects of such work, for Landlord's review and approval.

Permits, Certificate of Occupancy. Except as provided below, Landlord shall obtain all necessary permits in connection with Landlord's Work and all work contemplated by the Final Plans. On or before the date Landlord tenders delivery of the Premises to Tenant, Landlord agrees to obtain all final inspection approvals which are required for Landlord to deliver the Premises to Tenant with Landlord's Work and all work contemplated by the Final Plans completed, and that can be obtained by Landlord prior to Tenant installing its fixtures, furniture and equipment including, without limitation, the Final Certificate of Occupancy or its equivalent. Tenant shall be responsible for applying for and obtaining all permits required for Tenant to perform Tenant's Work other than the work contemplated by the Final Plans or to operate within the Premises.

Notice. Tenant shall, by notice to Landlord in writing, designate a single individual who Tenant agrees shall be available to meet and consult with Landlord at the Premises as Tenant's representative respecting the matters which are the subject of this Exhibit and who, as between Landlord and Tenant, shall have the power to legally bind Tenant, in making requests for changes, giving approval of plans or work, giving directions to Landlord or the like, under this Exhibit.

Substantial Completion. For purposes of this Lease, "substantially complete" means full completion, except for minor or insubstantial details of construction, decoration or installation.

Landlord shall give Tenant at least thirty (30) days prior written notice of the date the Premises will be substantially complete.

Permits; Compliance with Laws. The Tenant's Space Plans shall be in a form in which building permits can be readily obtained and shall comply with all applicable local, state and federal laws, ordinances, codes and regulations. The architect shall certify to Landlord and Tenant that Tenant's Space Plans comply with the Americans with Disabilities Act of 1990 and all other applicable local, state and federal laws, ordinances, codes and regulations.

Default. The failure by Tenant to comply with the provisions of this Exhibit E shall constitute a default by Tenant under the Lease and Landlord shall have the benefit of all remedies provided for in the Lease.

No Liability. Notwithstanding the review and approval by Landlord of Tenant's Space Plans and specifications, Landlord shall have no responsibility or liability in regard to the safety, sufficiency, adequacy or legality thereof and as between Landlord and Tenant only, Tenant shall be solely responsible for the compliance of such plans and specifications (and improvement constructed as a result thereof) with all applicable laws and regulations, the architectural completeness and sufficiency thereof and other matters relating thereto, except as set forth in the Lease.

Phased Construction. Landlord and Tenant acknowledge and agree that the work contemplated by the Final Plans shall be completed by Landlord's general contractor in two (2) phases as follows: (i) the Early Occupancy Premises consisting of approximately 25,000 rentable square feet of space shall be constructed and substantially completed first with a targeted substantial completion date of October 8, 1998, and (ii) the balance of the Premises shall be constructed and substantially completed on or before December 1, 1998. Warranty of Construction. Landlord shall secure from its general contractor normal and customary construction warranties with respect to all work contracted to be completed and Landlord hereby assigns such warranties to Tenant for Tenant's benefit and use. Landlord and Tenant hereby agree to cooperate reasonably with respect to any claim to be made by Tenant with respect to such warranties.

EXHIBIT E-1

      Event                                                     Date

Submission of Tenant's Space Plans                          June 3, 1998
by Tenant to Landlord

Landlord to complete review and approval or                 June 5, 1998
disapproval of Tenant's Space Plans

Architect to begin Working Drawings                         June 8, 1998

Working Drawings Complete and Submitted                     July 8, 1998
For Permit

Construction Bid Submission Date (if needed)                July 8, 1998
(construction packages to general contractor)

Construction Bid Acceptance Date (Landlord                  July 24, 1998
and Tenant approve general contractor based upon bids received)

Building Permit Received from Town of Morrisville           August 5, 1998

Construction Start Date                                     August 5, 1998

Target Date for Substantial Completion of                   October 8, 1998
Landlord's Work

EXHIBIT F

BUILDING RULES AND REGULATIONS

1. Sidewalks, doorways, vestibules, halls, stairways, and other similar areas shall not be used for the disposal of trash, be obstructed by Tenant or be used by Tenant for any purpose other than ingress and egress to and from the Premises and for going from one part of the Building to another part of the Building.

2. Plumbing fixtures and appliances shall be used only for the purposes for which designed, and no sweepings, rubbish, rags, or other unsuitable material shall be thrown or placed therein. Damage resulting to any such fixtures or appliances from misuse by Tenant shall be paid by such Tenant and Landlord shall not in any case be responsible therefor.

3. Signs, advertisements, or notices visible in or from public corridors or from outside the Building shall be subject to Landlord's prior written approval. Without Landlord's prior consent, no nails, hooks, or screws shall be driven or inserted into any part of the Building, and no curtains or other window treatments shall be placed between the glass and the Building standard window treatments.

4. With respect to work being performed by Tenant in the Premises, Tenant shall refer all contractors, contractors' representatives, and installation technicians rendering any service to Tenant to Landlord for Landlord's supervision and approval before the performance of any contractual services. This provision shall apply to all work performed in the Building, including, but not limited to, installations of telephones, telegraph equipment, electrical devices and attachments, and any and all installations of every nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment, and other physical portions of the Building.

5. Movement in or out of the Building of furniture, office equipment, safes and other heavy equipment, or the dispatch or receipt by Tenant of any bulky material or merchandise, or materials which require use of elevators or stairways or movement through the Building entrances or lobby, shall be restricted to such hours as Landlord designates. All such movement shall be under the supervision of Landlord and in the manner agreed between Tenant and Landlord by prearrangement before performance. Such prearrangement, to be initiated by Tenant, will include determination by Landlord as to the time, method, and routing of such movement and as to limitations for safety or other concerns. Tenant assumes all risks of damage to articles moved and injury to persons engaged or not engaged in such movement.

6. Building management shall have the right and authority to prescribe the maximum weight and position of safes and other heavy equipment which may overstress any portion of a floor. All damages done to the Building by taking in or putting out any property of Tenant, or done by Tenant's property while in the Building, shall be repaired at the expense of Tenant.

7. Corridor doors, when not in use, shall be kept closed.

8. Tenant space visible from a public area must be kept neat and clean.

9. Should Tenant require telegraphic, telephonic, annunciator, or other communication services, Landlord will direct the electricians as to where and how wires are to be introduced and placed, and none shall be introduced or placed except as Landlord shall direct. Tenant shall not use space or area heaters.

10. No animals shall be brought into or kept in, on, or about the Building.

11. All routine deliveries to the Premises during 8:00 a.m. to 5:00 p.m. weekdays shall be made through the freight elevators. Passenger elevators are to be used only for the movement of persons, unless an exception is approved by the Building management office.

12. All freight elevator lobbies are to be kept neat and clean. The disposal of trash or storage of materials in these areas by Tenant is prohibited.

13. Tenant shall not tamper with or attempt to adjust temperature control thermostats in the Premises. Landlord shall adjust thermostats as required to maintain the Building standard temperature. Landlord requests that all window blinds remain down and tilted at a 45 degree angle toward the street to help maintain comfortable room temperatures and conserve energy.

14. Tenant will comply with all reasonable security procedures during business hours and after hours and on weekends.

15. Tenants are requested to lock all office doors leading to corridors and to turn out all lights at the close of their working day.

16. No flammable or explosive fluids or materials shall be kept or used within the Building except in areas approved by Landlord, and Tenant shall comply with all applicable building and fire codes relating thereto.

Tenant may not place any items on the balconies of the Building without obtaining Landlord's prior written consent.

Landlord reserves the right to rescind any of these rules and regulations and to make such other and further rules and regulations as in its good faith judgment shall from time to time be needed for the safety, protection, care and cleanliness of the Property, the operation thereof, the preservation of good order therein, and the protection and comfort of the tenants and their agents, employees, and invitees, which rules and regulations, when made and written notice thereof is given to Tenant, shall be binding upon Tenant in like manner as if originally herein prescribed.

RECORDING REQUESTED BY AND PREPARED OUTSIDE
WHEN RECORDED RETURN TO: THE STATE OF NORTH CAROLINA

Alston & Bird
One Atlantic Center
1201 West Peachtree Street    TAX MAP NO._________
Atlanta, Georgia 30309-3424
Attn:  Timothy J. Pakenham, Esq.

SUBORDINATION, NON-DISTURBANCE
AND ATTORNMENT AGREEMENT

THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (the "Agreement") is made as of June ___, 1998, among NATIONSBANK, N.A., a National Banking Association formed under the laws of the United States of America, as Agent for NationsBank, N.A., AmSouth Bank, Comerica Bank-Texas and SouthTrust Bank, National Association (hereinafter collectively referred to as "Lender"), CONCOURSE LAKKESIDE I, LLC, a Georgia limited liability company (hereinafter referred to as "Landlord"), MIDWAY AIRLINES CORPORATION., a Delaware corporation, (hereinafter referred to as "Tenant"), and TIM, Inc., as Trustee for Lender.

WITNESSETH:

WHEREAS, Landlord and Tenant have entered into a certain Lease Agreement dated as of June ____, 1998, (said lease hereafter referred to as the "Lease") relating to premises (hereinafter referred to as the "Premises") within the building located on the land described in Exhibit A attached hereto and by this reference made a part hereof (hereinafter referred to as the "Building");

WHEREAS, Lender has made a loan (the "Loan") to Landlord in the principal amount of Seven Million Five Hundred Ninety One Thousand Four Hundred and No/100 Dollars ($7,591,400.00) secured, in part, by a deed of trust, mortgage or security deed (hereinafter referred to as the "Mortgage") and an assignment of Landlord's interest in leases and rents (hereinafter referred to as the "Assignment") which Mortgage and Assignment encumber or will encumber the Building; and

WHEREAS, Tenant has agreed that the Lease shall be subject and subordinate to the Mortgage, provided Tenant is assured of continued occupancy of the Premises under the terms of the Lease;

NOW, THEREFORE, for and in consideration of the mutual covenants herein contained, the sum of Ten Dollars ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and notwithstanding anything in the Lease to the contrary, it is hereby agreed as follows:

1. Lender, Tenant and Landlord do hereby covenant and agree that the Lease with all rights, options, liens and charges created thereby is and shall continue to be subject and subordinate in all respects to the Mortgage and to any advancements made thereunder and to any renewals, modifications, consolidations, replacements and extensions thereof (as used hereafter the term "Mortgage" shall mean the Mortgage and any renewals, modifications, consolidations, replacements and extensions thereof).

2. Lender does hereby agree with Tenant that so long as Tenant complies with and performs its obligations under the Lease, and is not in default under the Lease (beyond any period expressly given Tenant under the Lease to cure any such default) in any manner which would entitle Landlord to terminate the Lease or would cause, without any further action of Landlord, the termination of the Lease or would entitle Landlord to dispossess Tenant thereunder, then, in the event Lender or its successor or assign (Lender and any such successor or assign is herein referred to as the "Successor Landlord") becomes the owner of the Premises by foreclosure judicial or nonjudicial), exercise of a power of sale or other enforcement right under the Mortgage, exercise of the rights of a mortgagee in possession pursuant to the Mortgage or the Assignment, pursuant to a receivership or otherwise, conveyance in lieu of foreclosure or other exercise of Lender's remedies pursuant to the Mortgage, the Assignment or any other documents executed in connection therewith (any or all of the foregoing hereinafter referred to as a "Foreclosure"), neither the Lease nor any of Tenant's rights pursuant to the Lease shall be extinguished by reason of such Successor Landlord acquiring the interest of Landlord or coming into the possession of, or acquiring title to, the Premises by reason of such Foreclosure. In any Foreclosure, Lender shall not join Tenant as a party in any action or proceeding brought pursuant to the Mortgage in any manner which would alter, disturb or invalidate Tenant's rights to possess and use the Premises pursuant to the terms of the Lease, as the terms of the Lease are affected by this Agreement. In the event of a Foreclosure, the Successor Landlord shall recognize Tenant as the tenant of the Premises for the remainder of the term of the Lease in accordance with the provisions thereof, as the terms of the Lease are affected by this Agreement. Notwithstanding anything to the contrary hereinabove contained, any interest of Tenant in an option to purchase all or any part of the Premises or the Building contained in the Lease is specifically subordinated to the rights of Lender under the terms of the Mortgage and such option to purchase shall not be binding upon Lender or any Successor Landlord.

3. In the event that a Successor Landlord acquires title to the Premises through Foreclosure or otherwise, (a) the Lease and all of the rights of Landlord pursuant to the Lease shall remain in full force and effect, (b) Tenant shall be bound to the Successor Landlord under all of the provisions of the Lease for the balance of the term thereof (including any extensions or renewals thereof which may be effected in accordance with any options contained in the Lease) with the same force and effect as if the Successor Landlord was the original landlord under the Lease, and (c) Tenant shall attorn to and recognize the Successor Landlord as its landlord under the Lease as aforesaid. Tenant further agrees to attorn to: (i) Lender when in possession of the Premises pursuant to Lender's rights under the Mortgage or the Assignment; and (ii) any receiver appointed in an action or proceeding to foreclose the Mortgage or otherwise pursuant to Lender's rights at law, in equity or under the Mortgage or the Assignment. These provisions of attornment and recognition shall be effective and self-operative and shall operate automatically without execution of any further instruments on the part of any of the parties hereto. Tenant agrees, however, to execute and deliver at any time, and from time to time, upon the request of Landlord, Lender or any Successor Landlord, any further instrument or certificate which, is reasonably necessary or appropriate in any such Foreclosure proceeding or conveyance or otherwise to evidence such attornment.

4. Notwithstanding anything herein or in the Lease to the contrary, upon any Foreclosure the Successor Landlord shall not be:

(a) liable for any act or omission of any prior landlord,

(b) subject to any off sets or defenses which Tenant might have against any prior landlord,

(c) bound by any rent or additional rent which Tenant might have paid more than thirty (30) days in advance,

(d) bound by any amendment or modification of the Lease which altered, modified or changed the material economic terms of the Lease or any waiver or release of Tenant by Landlord from the performance or observance by Tenant of any obligation or condition of Tenant under the Lease, made without Lender's written consent; provided that Lender agrees not to unreasonably withhold or delay its consent to any proposed amendment, modification, consent or waiver which does not materially adversely affect Lender's security,

(e) bound by any provisions of the Lease regarding the commencement or completion of any construction of the Premises which occurred prior to such Foreclosure,

(f) bound by any provision of the Lease which provides for warranties of construction from the Landlord to the Tenant; provided, however, the foregoing shall not be deemed to apply to Landlord's obligation to assign construction warranties to Tenant which arise after Foreclosure,

(g) bound by any provisions of the Lease restricting the use of other properties owned by the Successor Landlord as of the date of the Foreclosure for purposes which compete with Tenant, or

(h) liable for the return of any security deposit except to the extent actually received by the Successor Landlord from Landlord.

5. So long as the Mortgage remains outstanding and unsatisfied, Tenant will use reasonable efforts to mail or deliver to Lender, at the address and in the manner hereinbelow provided, a copy of all notices permitted or required to be given to Landlord by Tenant under and pursuant to the terms and provisions of the Lease. Without limiting the foregoing, Tenant agrees that in the event of a default by Landlord under the Lease, Tenant shall give written notice to Lender specifying in detail the nature and extent of the default. Lender shall have a period of time equal to the period of time permitted Landlord for curing any default under the Lease as therein provided or, if greater, thirty (30) days after receipt by Lender of such notice, during which time it shall have the right, but not any obligation, to remedy such default of Landlord, by paying any taxes and assessments owing by Landlord, making any repairs and improvements, making any deposits or doing any other act or thing required of Landlord by the terms of the Lease; and all payments so made and all things so done and performed by Lender shall be as effective to prevent the rights of Landlord from being forfeited or adversely affected because of any default under the Lease as the same would have been if done and performed timely by Landlord; provided, however, that if the act or omission does not involve solely the payment of money from Landlord to Tenant and (i) is of such a nature that it can not be reasonably remedied by Lender within said thirty (30) day period or such greater period as is permitted Landlord under the Lease, or (ii) the nature of the default, act or omission, the requirements of local law or prudent mortgage lending practices require Lender to take possession of, appoint a receiver with respect to, or to foreclose on, or otherwise commence legal proceedings to recover possession of, the Premises in order to effect such remedy and such legal proceedings and consequent remedy cannot reasonably be achieved within the said thirty (30) days (or such greater period as is permitted under the Lease), then Lender shall have such further time as is reasonable under the circumstances to effect such remedy provided that Lender shall promptly take all reasonable, temporary actions necessary to remedy a default causing the Premises to be untenantable in part of in whole and shall notify Tenant within thirty (30) days (or such greater period as is permitted under the Lease) after receipt of Tenant's notice of Lender's intention to effect such remedy, and Lender reasonably and promptly undertakes such remedy, and, provided further, that if required under the circumstances, Lender shall promptly institute legal proceedings to appoint a receiver for the Premises or to foreclose on or recover possession of the Premises within said thirty (30) day period (or such greater period as is permitted under the Lease) and thereafter prosecute said proceedings and remedy with due diligence to completion. In the event that neither Lender nor Landlord cures the default specified in the notice within the time periods specified herein, Tenant shall be entitled to exercise and assert its rights under the Lease against Landlord (to the extent therein permitted and subject to the limitations of liability of Landlord, if any, therein contained), and any Successor Landlord (subject to the limitations set forth in paragraph 4 above) but not otherwise. For purposes of this paragraph 5, Landlord agrees that if Lender received any notice from Tenant alleging an event of default by Landlord under the Lease, Lender may rely upon such notice and, at Lender's option, but without any obligation, may take such actions as Lender deems necessary in its sole discretion with respect to such notice. Landlord agrees that Lender shall be under no duty whatsoever to inquire as to the validity of any such notice and that Lender shall have no liability whatsoever to Landlord for any actions taken by Lender with respect to any such notice. Landlord and Lender agree that any amounts expended, or any costs incurred, by Lender as a result of any such notice received from Tenant shall be payable on demand by Landlord to Lender, shall bear interest until paid at the "Past Due Rate" (as defined in the promissory note (the "Note") secured by the Mortgage), and such amounts and interest thereon shall be added to and become a part of the indebtedness secured by the Mortgage until repaid.

6. Tenant acknowledges that Landlord will execute and deliver to Lender the Assignment which will assign the Lease as security for the Loan, and Tenant hereby expressly consents to such assignment. Landlord hereby authorizes and directs Tenant or any other or future tenants or occupants of the Premises, upon receipt from Lender (or Lender's agent) of written notice to the effect that Lender is then the holder of the Note and the Mortgage and that an event of default exists thereunder or under the Assignment, to pay over to Lender all rents, payments, reimbursements and other amounts due, payable, arising or accruing under the Lease (hereinafter referred to collectively as the Rents"), and to continue so to do until otherwise notified in writing by Lender (or Lender's specifically authorized agent). Landlord agrees that payment of such amounts to Lender shall be in accordance with the terms of the Lease, that Tenant shall be under no duty to inquire as to the validity of any such notice, that Tenant shall have no liability whatsoever to Landlord for making payments to Lender in reliance on any such notice, and that Landlord shall have no right to declare Tenant in default under the Lease on account of such payments made to Lender, notwithstanding any notices or contrary instructions which Landlord or Landlord's agents may hereafter deliver to Tenant at the time of any such notice from Lender (or Lender's agent) or otherwise. At such time as Tenant receives written notice from Lender (or Lender's agent) or the Successor Landlord stating that Lender or such Successor Landlord has exercised its rights as aforesaid under the Mortgage or the Assignment to receive the Rents under the Lease directly from Tenant, Tenant shall thereafter pay the Rents under the Lease directly to Lender or such Successor Landlord, as the case may be. Without limiting the foregoing, written notice from Lender's counsel shall be deemed to be notice from Lender for purposes of this paragraph 6.

7. Landlord and Tenant hereby certify to Lender that the Lease has been duly executed by Landlord and Tenant and is in full force and effect; that the Lease and any modifications and amendments specified herein are a complete statement of the agreement between Landlord and Tenant with respect to the leasing of the Premises, and the Lease has not been modified or amended except as specified herein; that to the knowledge of Landlord and Tenant, no party to the Lease is in default thereunder; that no rent under the Lease has been paid more than thirty (30) days in advance of its due date and that Tenant, as of this date, has no charge, lien or claim of offset under the Lease, or otherwise, against the rents or other charges due or to become due thereunder.

8. Landlord's waiver or release of Tenant under or with respect to the Lease or the Premises or any matter related thereto shall not be effective against Lender unless such waiver or release is accompanied by the written consent of Lender which consent shall not be unreasonably withheld or delayed provided such consent, approval or waiver does not materially adversely affect Lender's security. Without limiting the generality of the foregoing, without the prior written consent of Lender, neither Landlord nor Tenant will cancel the term of, terminate or surrender, the Lease, or accept any cancellation, termination or surrender of the Lease except under circumstances in which it is commercially reasonable to do so. Nothing in this paragraph 8 shall, however, prevent Tenant from exercising its rights and remedies with respect to any default under the Lease by Landlord provided that Tenant has first given Lender the notice and opportunity to cure such default as required by paragraph 5 hereof.

9. Any and all notices, elections or demands permitted or required to be made under this Agreement shall be in writing, signed by the party giving such notice, election or demand and shall be delivered personally (which shall include delivery by a recognized overnight courier that obtains receipts acknowledging delivery such as Federal Express), or sent by registered or certified United States mail, postage prepaid, to the other party at the address set forth below.

The date of personal delivery or the date of receipt as evidenced by the return receipt in the case of delivery by registered or certified mail, as the case may be, shall be the date of such notice, election or demand. For the purposes of this Agreement:

The address of Lender is:

NationsBank, N.A.
NationsBank Plaza, 6th Floor
Real Estate Banking Group
600 Peachtree Street, N.E.
Atlanta, Georgia 30308
Attn:  Loan Administration

The address of Tenant is:

            Midway Airlines Corporation
            300 W. Morgan Street
            12th Floor
            Durham, North Carolina  27701

The address of Landlord is:

            Concourse Lakeside I, LLC
            c/o Brookdale Investors Two, L.P.
            3343 Peachtree Road, N.E.
            Suite 510
            Atlanta, Georgia  30326
            Attn:  Mr. Fred Henritze

Any party may change the address to which notices to such party are to be given, or may specify up to two (2) additional addresses to which any such notices to such party are to be given, by giving at least ten (10) days' advance written notice of such new or additional addresses in the manner set forth above provided that any such new address or additional addresses must be in the continental United States. Rejection or refusal of any attempted delivery, or the inability of the United States Postal Service or any courier to deliver a notice because of a change of address of which no previous notice was given in accordance with the immediately preceding sentence, shall be deemed an effective delivery on the day such personal delivery was attempted or, in the case of attempted delivery by registered or certified mail, three (3) business days after such notice was deposited with the United States Postal Service.

10. Tenant shall look solely to the Premises for recovery of any judgment or damages from Lender or such other Successor Landlord, and neither Lender nor such other Successor Landlord shall have any personal liability, directly or indirectly, under or in connection with the Lease or this Agreement or any amendment or amendments to either thereof made at any time or times, heretofore or hereafter, and Tenant hereby forever and irrevocably waives and releases any and all such personal liability. The limitation of liability provided in this paragraph is in addition to, and not in limitation of, any limitation on liability applicable to Lender or such other Successor Landlord provided by law or by any other contract, agreement or instrument.

11. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, successors-in-title and assigns. When used herein, the term "Landlord" refers to Landlord and to any successor to the interest of Landlord under the Lease, the term "Tenant" refers to Tenant and to any successor to the interest of Tenant under the Lease but only to the extent a successor to such interest is permitted under the Lease and subject to the terms of this Agreement, and the term "Lender" refers to Lender and any successor to the interest of Lender, or any participant with Lender, under the Mortgage and to any purchaser, including Lender, of the Premises at a Foreclosure. Nothing in this paragraph 11 shall in any way alter or modify the provisions of the Mortgage relating to transfers of the Landlord's interest in the Building.

12. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State in which the Premises is located.

13. This Agreement may be executed in multiple counterparts.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal as of the date first above written by persons duly authorized thereunto, and the persons signing this Agreement hereby represent and warrant that they are fully authorized to do so for the party for whom they are signing and that this Agreement as executed and delivered by them constitutes the valid and binding obligation of the party for whom they are signing.

            TENANT:

                                    MIDWAY AIRLINES CORPORATION,
                                    a Delaware corporation

                                    By:
                                       Name:
                  Title:

                                    Attest:
                  Name:
                                          Title:

                                          [CORPORATE SEAL]
State of
City/County of          :  to wit

      The foregoing instrument was acknowledged before me this ____ day of _________ 1998, by ___________ of Midway Airlines Corporation, a Delaware corporation for and on behalf of the corporation as its act and deed.

                                    Notary Public
My Commission Expires:

            LANDLORD:

CONCOURSE LAKESIDE I, LLC, a Delaware limited liability company

By:   Brookdale Investors Two, L.P., a Delaware limited
      partnership, its sole member

By:   Brookdale Partners II, LLC, a Georgia limited liability company, its sole General Partner

By:_________________________
       Fred H. Henritze, its Manager

                                                [CORPORATE SEAL]

State of
City/County of          :  to wit

      The foregoing instrument was acknowledged before me this ____ day of _________ 1998, by ________ of Brookdale Partners II, LLC, the sole general partner of Brookdale Investors Two, L.P., its sole member of CONCOURSE LAKESIDE I, LLC, a Delaware corporation for and on behalf of the corporation as its act and deed.

                                    Notary Public

My Commission Expires:

                  LENDER:

      NATIONSBANK, N.A., a National

Banking Association formed under the laws of the United States of America, as Agent for NationsBank, N.A., AmSouth Bank, Comerica Bank-Texas and SouthTrust Bank, National Association

                                          By:
                  Name:
                  Title:

                                                [BANK SEAL]

State of
City/County of          :  to wit

      The foregoing instrument was acknowledged before me this ____ day of
_________ 1998, by                         of                           , a
 corporation for and on behalf of the corporation as its act and deed.

                                    Notary Public

My Commission Expires:

                                          TRUSTEE:

                                          TIM, INC.
                                          By:
                  Name:
                  Title:

                                                [CORPORATE SEAL]

State of
City/County of          :  to wit

      The foregoing instrument was acknowledged before me this ____ day of
_________ 1998, by                         of                           , a
 corporation for and on behalf of the corporation as its act and deed.

                                    Notary Public

My Commission Expires:

MEMORANDUM OF LEASE

      THIS MEMORANDUM OF LEASE is made and entered into as of __________________, 1998 by and between CONCOURSE LAKESIDE I, LLC, a Delaware limited liability company ("Landlord"), and MIDWAY AIRLINES CORPORATION, a Delaware corporation ("Tenant").

W I T N E S S E T H

      WHEREAS, Landlord and Tenant have entered into a certain Lease Agreement dated of even date herewith (the "Lease") whereby Landlord did lease to Tenant, and Tenant did lease from Landlord approximately 39,239 rentable square feet of space (the "Premises") in the Concourse Lakeside building (the "Building") situated upon the land described on Exhibit A attached hereto, located at 2801 Slater Road, County of Wake, Morrisville, North Carolina 27560, as the same currently exists or as it may from time to time hereafter be expanded or modified; and

      WHEREAS, Landlord and Tenant desire to enter into and record this Memorandum of Lease in order that third parties may have notice of Tenant's interest and rights under the Lease, of the leasehold estate of Tenant and of the Lease.

      NOW THEREFORE, Landlord, in consideration of the rents and covenants provided for in the Lease to be paid and performed by Tenant, does hereby lease unto Tenant, and Tenant does hereby lease from Landlord, the Premises in accordance with the terms and provisions of the Lease.

      Specific reference is hereby made to the following provisions of the
Lease:

Pursuant to the Lease, Tenant shall have and hold the Premises for an initial term of ten (10) years, which commences on the Commencement Date (as that term is defined in the Lease), and expiring as to the entire Premises on the day preceding the tenth (10th) anniversary of the Commencement Date, all as more particularly described in the Lease.

Pursuant to the Lease, Tenant is restricted in its ability to sublease the Premises or assign the Lease.

Pursuant to, and subject to the provisions of the Lease, Tenant is granted one option to extend the initial term of the Lease as to all of the Premises for one
(1) additional period of five (5) years, as more particularly described in the Lease.

All terms, conditions, provisions and covenants of the Lease are incorporated in this Memorandum of Lease by reference as though fully set forth herein, and the Lease and this Memorandum of Lease shall be deemed to constitute a single instrument or document. This Memorandum of Lease has been entered into by Landlord and Tenant for purposes of recordation in the appropriate real estate records of Wake County, North Carolina, to provide notice to third parties of the Lease and nothing contained herein shall be deemed or construed to amend, modify, change, alter, amplify, interpret or supersede any of the terms and provisions of the Lease. In the event of a conflict between the terms of the Lease and the terms of this Memorandum of Lease, the terms of the Lease shall control.

IN WITNESS WHEREOF, the parties hereto have executed this Memorandum of Lease as of the date first above written.

                        LANDLORD:

                        CONCOURSE LAKESIDE I, LLC
                        a Delaware limited liability company

                        By:   BROOKDALE INVESTORS TWO, L.P.,
                              a Delaware limited partnership,
                              its sole member

                              By:   BROOKDALE PARTNERS II, LLC,
                                    a Georgia limited liability company,
                                    its sole general partner

                                     By:
                                     Name:
                                     Title:

                              TENANT:

                              MIDWAY AIRLINES CORPORATION,
                              a Delaware corporation


                              By:
                              Name:
                              Title:

STATE OF _____________        )
                              )
COUNTY OF ___________         )

      This instrument was acknowledged before me on _________________, 1998, by ______________ of ___________________, a _____________________________, on
behalf of said entity.

                                          Notary Public in and for the
State of  ___________

My commission expires:

STATE OF _____________        )
                              )
COUNTY OF ___________         )

      This instrument was acknowledged before me on _________________, 1998, by ______________, of MIDWAY AIRLINES CORPORATION, a Delaware corporation, on behalf of said entity.

                                          Notary Public in and for the
  State of  ____________

My commission expires:

EXHIBIT I

SITE PLAN DEPICTING LOCATION OF GENERATOR

PAGE 20

C - PAGE 6

D - PAGE 1

E - PAGE 3

E - PAGE 2

F - PAGE 2

G - PAGE 6

H - PAGE 2

I - 1